UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

YETI Holdings, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING & PROXY STATEMENT 2023

YETI

YETI®
CORE VALUES
1 BE AUTHENTIC AND INNOVATIVE WITH OUR BRAND AND PRODUCTS
2 CONTINUALLY STRIVE FOR IMPROVEMENT
3 PRIORITIZE ACTIVITIES THAT HAVE THE BIGGEST IMPACT
4 BE RESPONSIVE AND GO THE EXTRA MILE
5 ACT WITH A SENSE OF URGENCY
6 NO ONE SUCCEEDS ALONE

YETI Holdings, Inc.
7601 Southwest Parkway
Austin, Texas 78735
March 20, 2023
Dear Fellow Stockholders:
We are pleased to invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of YETI Holdings, Inc. (“YETI”) to be held virtually on Thursday, May 4, 2023, at 8:00 a.m. CDT, at www.virtualshareholdermeeting.com/YETI2023. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person.
Like many other public companies, we adopted a virtual format for our annual meeting in 2020 and continued to do so in 2021 and 2022 out of a concern for the health and well-being of our stockholders, directors, and employees. Based on our and our stockholders’ experiences at those meetings, we have elected to continue hosting our annual meeting in a virtual format, as we believe that it offers a consistent engagement experience for all our stockholders, regardless of where they may be on the date of the annual meeting. As a result, we expect to continue hosting our annual meeting in a virtual format in the future.
The following pages include a formal notice of the Annual Meeting and YETI’s proxy statement. These materials describe various matters on the agenda for the Annual Meeting and provide details regarding admission to the Annual Meeting. Please read these materials so that you will know what we plan to do at the Annual Meeting.
We have elected to provide access to our proxy materials over the Internet by mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders who have not previously requested to receive our proxy materials by mail or e-mail. The Notice provides information on how stockholders can obtain paper copies of our proxy materials if they so choose. This method expedites the receipt of your proxy materials, lowers the costs of the Annual Meeting, and supports conservation of natural resources.
It is important that your shares be represented at the Annual Meeting. Regardless of whether or not you plan to attend the Annual Meeting virtually, please vote your shares as soon as possible through any of the voting options available to you as described in the accompanying proxy statement and the Notice or proxy card you received.
We hope you will exercise your rights as a stockholder and fully participate in YETI’s future. On behalf of management and our Board of Directors, we thank you for your continued support of YETI.
Sincerely,
Matthew J. Reintjes
President and Chief Executive Officer, Director
"It is important that your shares be represented at the Annual Meeting, whether you plan to attend virtually or not. Please vote your shares as soon as possible."

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
DATE:	TIME:	LOCATION:
Thursday, May 4, 2023	8:00 a.m. CDT	www.virtualshareholdermeeting.com/YETI2023
YETI’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) will be held virtually. There will not be a physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. To be admitted to and participate in the Annual Meeting, you must enter the control number on your proxy card, voting instruction form, or Notice of Internet Availability you previously received. See additional instructions on page 1 of the accompanying proxy statement.
ITEMS OF BUSINESS
At the Annual Meeting, stockholders will be asked to:
•
Elect the three Class II director nominees named in the accompanying proxy statement to serve until YETI’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

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Approve, by a non-binding advisory vote, the compensation paid to YETI’s named executive officers (a “say-on-pay” vote);

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Ratify the appointment of PricewaterhouseCoopers LLP as YETI’s independent registered public accounting firm for the fiscal year ending December 30, 2023; and

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Transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

STOCKHOLDERS ENTITLED TO VOTE
YETI’s Board of Directors has fixed the close of business on March 9, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, attend and vote at the Annual Meeting or any adjournment(s) or postponement(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, attend, and vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at YETI’s offices for ten days prior to the Annual Meeting. The list of stockholders may also be accessed during the virtual Annual Meeting at www.virtualshareholdermeeting.com/YETI2023 by using the control number on your proxy card, voting instruction form, or Notice of Internet Availability.
MATERIALS
This Notice of Annual Meeting of Stockholders, the accompanying proxy statement and YETI’s 2022 Annual Report to Stockholders are available at www.proxyvote.com.
YOUR VOTE IS IMPORTANT
Whether or not you plan to attend the Annual Meeting, you are urged to vote your shares in one of the manners described in the accompanying materials as soon as possible so that your shares may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting. If you plan to attend the Annual Meeting, please have on hand the control number on your proxy card or Notice of Internet Availability you previously received.
By Order of the Board of Directors,
Bryan C. Barksdale
Senior Vice President, General Counsel and Secretary
March 20, 2023

Cautionary Note Regarding Forward-Looking Statements
This proxy statement (this “Proxy Statement”) of YETI Holdings, Inc. (“YETI”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this Proxy Statement are forward-looking statements. Forward-looking statements include statements containing words such as “anticipate,” “assume,” “believe,” “can,” “have,” “contemplate,” “continue,” “could,” “design,” “due,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “likely,” “may,” “might,” “objective,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “would,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future performance or other events. For example, all statements made relating to future goals, commitments, programs, and initiatives as well as business performance and strategies are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected and, therefore, you should not unduly rely on such statements. The risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to the risks and uncertainties contained in our filings with the United States Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022, as such filings may be amended, supplemented or superseded from time to time by other reports YETI files with the SEC.
As a result, the actual conduct of our activities, including the development, implementation, or continuation of any program, policy, or initiative discussed or forecasted in this Proxy Statement, may differ materially in the future. As with any projections or estimates, actual results or numbers may vary. The forward-looking statements contained in this Proxy Statement are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While YETI believes that these assumptions underlying the forward-looking statements are reasonable, YETI cautions that it is very difficult to predict the impact of known factors, and it is impossible for YETI to anticipate all factors that could affect actual results. The forward-looking statements included here are made only as of the date hereof. YETI undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.
Website References
You may also access additional information about YETI at www.YETI.com. References to our website throughout this Proxy Statement are provided for convenience only and the content on our website does not constitute a part of, and shall not be deemed incorporated by reference into, this Proxy Statement.

PROXY SUMMARY
This proxy statement (this “Proxy Statement”) of YETI is being furnished in connection with the solicitation of proxies by YETI’s Board of Directors (the “Board”) for use at YETI’s Annual Meeting to be held on Thursday, May 4, 2023, at the time and place and for the purpose of voting on the matters set forth in the Notice of Annual Meeting of Stockholders (the “Annual Meeting Notice”) and any adjournment(s) or postponement(s) thereof. YETI’s proxy materials are first being made available on or about March 20, 2023 to all stockholders entitled to vote.
MATTERS TO BE VOTED ON
The matters to be voted on at the Annual Meeting and the Board voting recommendations for such matters are as set forth below:
1.	The election of the three Class II director nominees named in this Proxy Statement to serve until YETI’s 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;
2.	The approval, by a non-binding advisory vote, of the compensation paid to YETI’s named executive officers; and
3.	The ratification of the appointment of PricewaterhouseCoopers LLP as YETI’s independent registered public accounting firm for the fiscal year ending December 30, 2023.
The stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.
ATTENDING THE VIRTUAL ANNUAL MEETING
Logistics
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Attend the Annual Meeting online, including to vote and/or submit questions, at www.virtualshareholdermeeting.com/YETI2023.

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The Annual Meeting will begin at 8:00 a.m. CDT, with log-in beginning at 7:45 a.m. CDT, on Thursday, May 4, 2023.

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Stockholders will need to use the control number on their proxy card, voting instruction form or Notice of Internet Availability in order to log into www.virtualshareholdermeeting.com/YETI2023.

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We encourage you to access the Annual Meeting prior to the start time. Please allow ample time for online check-in, which will begin at 7:45 a.m. CDT. Please note that if you do not have your control number and you are a registered owner, operators will be able to provide your control number to you. However, if you are a beneficial owner (and thus hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Annual Meeting if you are unable to locate it prior to the Annual Meeting on your voting instruction form or Notice of Internet Availability.

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Technicians will be available to assist you with any technical difficulties. If you encounter any difficulties accessing the Annual Meeting during the check-in or during the Annual Meeting, please call 1-844-986-0822, or 303-562-9302 for international calls. The technical support number will also be displayed on the login page of the online virtual meeting platform.

Voting During the Annual Meeting
•
Stockholders should follow the instructions at www.virtualshareholdermeeting.com/YETI2023 to vote during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes submitted by Internet, telephone or mail.

YETI 2023 PROXY STATEMENT   |   1

PROXY SUMMARY
Asking Questions
•
You may submit live questions in writing during the Annual Meeting at www.virtualshareholdermeeting.com/YETI2023. During the Annual Meeting, we will answer as many stockholder submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be published and answered on our website following the Annual Meeting with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references that are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

HOW TO VOTE
Stockholders of Record
In Advance of the Annual Meeting
If you are a stockholder of record, you can vote via the following methods in advance of the Annual Meeting:
BY TELEPHONE	Dial 1-800-690-6903 and follow the instructions for telephone voting shown on the proxy card or voting instruction form mailed to you, or the instructions that you received by email.

BY MAIL
If you received a printed copy of the proxy materials by mail, complete, sign, date and mail the proxy card or voting instruction form in the envelope provided. If you vote via the Internet or by telephone, please do not mail your proxy card or voting instruction form.

BY MOBILE DEVICE	Scan, with your mobile device, the QR code provided on the proxy card or voting instruction form mailed to you.

BY INTERNET
In advance of the Annual Meeting, go to the web address www.proxyvote.com and follow the instructions for Internet voting shown on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form mailed to you, or the instructions that you received by email.

The deadline to vote in advance by telephone or electronically is 11:59 P.M. EDT on May 3, 2023. If you vote by phone or electronically, you do not need to return a proxy card. If you plan to mail or return a proxy card to instruct how your shares are voted at the Annual Meeting, your proxy card should be returned so that it is received before the polls close at the Annual Meeting.

During the Annual Meeting
If you are a stockholder of record, you can vote during the Annual Meeting, by going to the web address www.virtualshareholdermeeting.com/YETI2023 and following the instructions for voting.
Beneficial Owners

If you are a beneficial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that firm. Although most banks and brokers now offer voting by mail, by telephone and by Internet, availability and specific procedures will depend on their voting arrangements. Shares held beneficially may be voted electronically during the Annual Meeting using the control number on the voting instruction form or Notice of Internet Availability received by the beneficial owner.

2   |   YETI 2023 PROXY STATEMENT

PROXY SUMMARY
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting.

As permitted by SEC rules, YETI has elected to make the Annual Meeting Notice, this Proxy Statement, and our Annual Report to Stockholders covering YETI’s fiscal year ended December 31, 2022 (our “Annual Report”) available to our stockholders primarily via the Internet at www.proxyvote.com, rather than mailing printed copies of these materials to each stockholder. Each stockholder (other than those who previously requested electronic delivery of all materials or previously elected to receive delivery of a paper copy of the proxy materials) will receive a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) containing instructions on how to access and review the proxy materials, including the Annual Meeting Notice, this Proxy Statement and the Annual Report, on the Internet and how to access an electronic proxy card to vote on the Internet. If you receive a Proxy Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Proxy Notice to request that a paper copy be mailed to you.

This summary highlights certain information contained in this Proxy Statement but does not contain all of the information that you should consider before voting. For more complete information, please review our Annual Report and this entire Proxy Statement.

YETI 2023 PROXY STATEMENT   |   3

OUR BOARD OF DIRECTORS
PROPOSAL 1. ELECTION OF CLASS II DIRECTORS
The Board currently consists of seven qualified directors with skills we believe are aligned to our business and strategy. The table below sets forth the names of our current directors, including each of our Class II directors whose term expires at the Annual Meeting and each director of YETI who will continue to serve as a director after the Annual Meeting. Each of the current Class II directors has been nominated for election at the Annual Meeting as further described under “Director Nominees” below.
NAME	CLASS	YEAR TERM EXPIRES
Frank D. Gibeau	I	2025
Matthew J. Reintjes	I	2025
Mary Lou Kelley	II	2023
Dustan E. McCoy	II	2023
Robert K. Shearer	II	2023
Tracey D. Brown	III	2024
Alison Dean	III	2024
The classified structure of the Board was adopted in our Amended and Restated Certificate of Incorporation, effective October 25, 2018 (the “Certificate of Incorporation”).
Director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the election of directors at a meeting of stockholders at which a quorum is present. This means that the three director nominees who receive the most affirmative votes (among votes properly cast in person or by proxy) will be elected to the Board at the Annual Meeting.
Should any director nominee become unable or unwilling for good cause to serve as a director at the time of the Annual Meeting, the proxy holders may vote the proxies for the election of any substitute nominee the Board may nominate or designate, or the Board may reduce the number of directors constituting the Board. However, we are not aware of any circumstances that would prevent any of the Class II director nominees from serving. Directors are elected to serve until the expiration of their three-year term and until their successors have been elected and qualified. Unless otherwise directed, the proxy holders named in the proxy you submit intend to vote “For All” to elect each Class II director nominee to the Board.
✓	The Board unanimously recommends that stockholders vote “FOR ALL” to elect each Class II director nominee to the Board.

4   |   YETI 2023 PROXY STATEMENT

OUR BOARD OF DIRECTORS

BOARD SNAPSHOT

ETHNIC DIVERSITY

Black/African American: 14.3%
(1 of 7 directors)

1

GENDER DIVERSITY

Female: 42.9%
(3 of 7 directors)

3

BOARD TENURE

0-2 Years: 28.6% (2 of 7 directors)

2

3-5 Years: 57.1% (4 of 7 directors)

4

5+ Years: 14.3% (1 of 7 directors)

1

AGE DISTRIBUTION

<50 Years: 14.3% (1 of 7 directors)

1

50-59 Years: 42.9% (3 of 7 directors)

3

60-69 Years: 14.3% (1 of 7 directors)

1

>70 Years: 28.6% (2 of 7 directors)

2

Average Age: 60

INDEPENDENCE

Independent: 85.7%
(6 of 7 directors)

6

YETI 2023 PROXY STATEMENT   |   5

OUR BOARD OF DIRECTORS

DIRECTOR NOMINEES
The stockholders are being asked to elect Mary Lou Kelley, Dustan E. McCoy, and Robert K. Shearer to serve as Class II directors for a term of three years ending at our 2026 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. Each Class II director nominee currently serves as a Class II director whose term expires at the Annual Meeting. Each Class II director nominee has consented to serve as a Class II director if elected, and each Class II director nominee has expressed his or her intention to serve the entire term. The Board has nominated these directors following the recommendation of the Nominating and Governance Committee of the Board.
The following sections provide information with respect to each nominee for election as a Class II director. It includes the specific experience, qualifications, and skills considered by the Nominating and Governance Committee and/or the Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on the Board, his or her age and such director’s committee assignments. Ages are as of March 20, 2023.
CLASS II DIRECTOR NOMINEES (FOR TERMS EXPIRING IN 2026)
MARY LOU KELLEY
Director Since: February 2019 Age: 62 Committees: • Compensation • Nominating & Governance (Chair) Independent
CAREER HIGHLIGHTS
•
Best Buy Co., Inc., a consumer electronics retailer

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President, E-commerce (April 2014 to March 2017)

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Chico’s FAS Inc., a retail women’s clothing chain

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Senior Vice President, E-commerce (July 2010 to March 2014)

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L.L. Bean, a retail company

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Vice President of Retail Real Estate and Marketing (2006 to 2009)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Vera Bradley, Inc., a luggage and handbag design company (since December 2015)

•
Finning International, Inc., a dealer of construction machinery and equipment (since January 2018)

EDUCATION
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M.B.A., University of Virginia’s Darden School of Business

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B.A., Economics, Boston College

KEY SKILLS AND QUALIFICATIONS
Ms. Kelley was selected to serve on our Board because of her:
•
extensive executive leadership experience

•
deep knowledge of consumer products, e-commerce, and omni-channel marketing

•
knowledge of corporate compensation and governance matters

6   |   YETI 2023 PROXY STATEMENT

OUR BOARD OF DIRECTORS
DUSTAN E. McCOY
Director Since: October 2018 Age: 73 Committees: • Audit • Compensation (Chair) Independent
CAREER HIGHLIGHTS
•
Brunswick Corporation, a global manufacturer and marketer of recreation products

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Chairman of the Board and Chief Executive Officer (December 2005 to February 2016)

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President, Brunswick Boat Group (October 2000 to December 2005)

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Vice President, General Counsel and Corporate Secretary (September 1999 to October 2000)

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Witco Corporation, a specialty chemical products company

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Executive Vice President

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Senior Vice President, General Counsel and Secretary

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Freeport-McMoRan Inc., a mining company (since 2006) — current member of its Compensation Committee and Lead Independent Director

•
Louisiana-Pacific Corporation, a building materials manufacturer (since 2002) — current member of its Compensation Committee and Lead Independent Director

EDUCATION
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J.D., Salmon P. Chase College of Law, Northern Kentucky University

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B.A., Political Science, Eastern Kentucky University

KEY SKILLS AND QUALIFICATIONS
Mr. McCoy was selected to serve on our Board because of his:
•
extensive leadership experience

•
broad understanding of global businesses

•
knowledge of corporate compensation, legal, compliance, governance and disclosure matters

YETI 2023 PROXY STATEMENT   |   7

OUR BOARD OF DIRECTORS
ROBERT K. SHEARER (CHAIR OF THE BOARD)
Director Since: October 2018 Age: 71 Committees: • Audit (Chair) • Nominating & Governance Independent
CAREER HIGHLIGHTS
•
VF Corporation, a global lifestyle and apparel company

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Senior Vice President and Chief Financial Officer (May 2005 to March 2015)

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Vice President — Finance and Chief Financial Officer (January 2003 to May 2005)

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Vice President and Controller (June 2000 to January 2003)

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Various senior leadership positions, including two years as President of VF Corporation’s Outdoor Coalition, which was formed with the acquisition of The North Face brand (1986 to 2000)

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Ernst & Young LLP, a multinational professional services firm

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Senior Audit Manager

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Church & Dwight Co, Inc., a household products manufacturer (since 2008) — current Chair of its Audit Committee

•
Kontoor Brands Inc., a global lifestyle apparel company (since May 2019) — current Lead Director of the Board and Chair of its Audit Committee

EDUCATION
•
B.S., Accounting, Catawba College

KEY SKILLS AND QUALIFICATIONS
Mr. Shearer was selected to serve on our Board because of his:
•
extensive public accounting, finance, and internal control experience

•
experience leading global retail consumer products expansion initiatives

•
knowledge of corporate disclosure matters

•
broad understanding of global businesses

•
experience in investor relations and communications

8   |   YETI 2023 PROXY STATEMENT

OUR BOARD OF DIRECTORS

DIRECTORS CONTINUING IN OFFICE
The following section provides information with respect to each director of YETI who will continue to serve as a director after the Annual Meeting. It includes the specific experience, qualifications and skills considered by the Nominating and Governance Committee and/or the Board in assessing the appropriateness of the person to serve as a director, as well as the start of each director’s tenure on the Board, his or her age and such director’s committee assignments. Ages are as of March 20, 2023.
CLASS I DIRECTORS (FOR TERMS EXPIRING IN 2025)
FRANK D. GIBEAU
Director Since: February 2020 Age: 54 Committees: • Audit • Compensation Independent
CAREER HIGHLIGHTS
•
Take Two Interactive Software, Inc., a leading developer of interactive entertainment

•
President, Zynga Label (July 2022 to present)

•
Zynga Inc., a leading provider of social game services

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Chief Executive Officer (March 2016 to July 2022)

•
Electronic Arts Inc., a global leader in digital interactive entertainment

•
Executive Vice President of EA Mobile (September 2013 to May 2015)

•
President of EA Labels (August 2011 to September 2013)

•
President of EA Games Label (June 2007 to August 2011)

•
Executive Vice President, General Manager, North America Publishing (September 2005 to June 2007)

•
Senior Vice President of North American Marketing (2002 to September 2005)

OTHER PUBLIC COMPANY BOARD SERVICE
•
Zynga (August 2015 to July 2022)

EDUCATION
•
M.B.A., Santa Clara University

•
B.S., Business Administration, University of Southern California

KEY SKILLS AND QUALIFICATIONS
Mr. Gibeau was selected to serve on our Board because of his:
•
extensive leadership experience in a public company

•
extensive public accounting, finance, and internal control experience

•
•
deep knowledge of corporate strategy, product development and brand building

YETI 2023 PROXY STATEMENT   |   9

OUR BOARD OF DIRECTORS
MATTHEW J. REINTJES
Director Since: March 2016 Age: 47
CAREER HIGHLIGHTS
•
YETI Holdings, Inc.

•
President and Chief Executive Officer (September 2015 to Present)

•
Vista Outdoor Inc., a manufacturer of outdoor sports and recreation products, which, prior to February 9, 2015, was operated as a reporting segment of Alliant Techsystems Inc.

•
Vice President of Outdoor Products (February 2015 to September 2015)

•
Alliant Techsystems Inc., an aerospace, defense, and sporting goods company

•
Vice President of Accessories (November 2013 to February 2015)

•
Bushnell Holdings Inc., a portfolio of leading brands in outdoor and recreation products

•
Chief Operating Officer (May 2013 to November 2013)

•
Hi-Tech Industrial Services, Inc., a supplier of industrial services

•
Chief Operating Officer (January 2013 to May 2013)

•
Danaher Corporation, a global science and technology company

•
President of KaVo Equipment Group-North America (October 2011 to January 2013)

•
President-Imaging (April 2011 to October 2011)

•
Roles including Vice President/General Manager, Vice President of Sales, and Senior Product Manager (2004 to October 2011)

EDUCATION
•
M.B.A., University of Virginia’s Darden School of Business

•
B.A., Economics, University of Notre Dame

KEY SKILLS AND QUALIFICATIONS
Mr. Reintjes was selected to serve on our Board because of his:
•
perspective and experience as our President and CEO

•
extensive experience in corporate strategy, brand leadership, new product development, general management processes

•
operations leadership with companies in the outdoor sports and recreation products industries

10   |   YETI 2023 PROXY STATEMENT

OUR BOARD OF DIRECTORS
CLASS III DIRECTORS (FOR TERMS EXPIRING IN 2024)
TRACEY D. BROWN
Director Since: May 2020 Age: 55 Committees: • Compensation • Nominating & Governance Independent
CAREER HIGHLIGHTS
•
Walgreens Boots Alliance, Inc., a global leader in retail pharmacy

•
President of Retail Products and U.S. Chief Customer Officer (November 2021 to Present)

•
American Diabetes Association, the nation’s largest voluntary health organization and a global authority on diabetes

•
Chief Executive Officer (June 2018 to October 2021)

•
Sam’s Club, a division of Walmart, Inc.

•
Senior Vice President of Operations and Chief Experience Officer (February 2017 to June 2018)

•
Chief Member and Marketing Officer (January 2015 to February 2017)

•
Vice President (October 2014 to January 2015)

•
RAPP Dallas, a data-driven integrated marketing agency

•
Chief Executive Officer and Managing Director (January 2010 to September 2014)

•
Senior Vice President (April 2008 to January 2010)

•
Direct Impact, a direct marketing agency

•
Chief Operating Officer (July 2006 to April 2008)

•
Advanced Micro Devices, a direct marketing agency

•
Director, Worldwide Consumer Marketing (January 2002 to July 2006)

OTHER PUBLIC COMPANY BOARD SERVICE
•
WW International, Inc., a global wellness company and the world’s leading commercial weight management program (February 2019 to January 2022)

EDUCATION
•
M.B.A., Columbia University Graduate School of Business

•
B.S., Chemical Engineering, University of Delaware

KEY SKILLS AND QUALIFICATIONS
Ms. Brown was selected to serve on our Board because of her:
•
extensive executive leadership experience

•
vast experience leveraging insights to deepen connections to consumers and create customer loyalty

YETI 2023 PROXY STATEMENT   |   11

OUR BOARD OF DIRECTORS
ALISON DEAN
Director Since: October 2020 Age: 58 Committees: • Audit • Nominating & Governance Independent
CAREER HIGHLIGHTS
•
iRobot Corporation, a leading global consumer robot company

•
Executive Vice President, Chief Financial Officer, and Treasurer (April 2013 to May 2020)

•
Senior Vice President, Corporate Finance (February 2010 to April 2013)

•
Vice President, Finance (August 2005 to February 2010)

•
3Com Corporation, a digital electronics manufacturer

•
Several senior financial roles (1995 to August 2005), including vice president and corporate controller (2004 to 2005) and vice president of finance, worldwide sales (2003 to 2004)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Everbridge, Inc., a global software company that provides critical event management and enterprise safety applications (since July 2018) — current Chair of its Audit Committee

EDUCATION
•
M.B.A., Boston University

•
B.A., Business Economics, Brown University

KEY SKILLS AND QUALIFICATIONS
Ms. Dean was selected to serve on our Board because of her:
•
extensive consumer business and corporate finance experience and knowledge

•
experience leading global retail consumer products expansion initiatives

12   |   YETI 2023 PROXY STATEMENT

OUR BOARD OF DIRECTORS

BOARD COMPOSITION, QUALIFICATIONS, AND DIVERSITY
The Board seeks to identify candidates with areas of knowledge or experience that will expand or complement the Board’s existing expertise. Diversity in gender, race/ethnicity, skills and backgrounds ensures that the widest range of options and viewpoints are expressed in the boardroom.
Consistent with YETI’s Corporate Governance Guidelines, the Board desires a diverse group of candidates who possess the background, skills, expertise, and time to make a significant contribution to the Board, YETI, and its stockholders. The Nominating and Governance Committee makes recommendations to the Board concerning the composition of the Board and its committees, including size and qualifications for membership. The Nominating and Governance Committee evaluates prospective nominees against the standards and qualifications set forth in YETI’s Corporate Governance Guidelines as well as other relevant factors it deems appropriate.
Below are certain skills and experience that we have considered important for our directors to have in light of our current business and structure. The director nominees’ biographies above include information pertaining to each nominee’s relevant experience relative to these attributes.

Public Company Board Experience
Directors who have served or serve on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of directors, the relationship between a board and the CEO and other management personnel, the importance of particular agenda items and oversight of a changing mix of strategic, operational and compliance matters.

Senior Leadership Experience
Directors who have served as CEOs and in other senior leadership positions bring experience and perspective in analyzing, shaping, and overseeing the execution of important operational and policy issues at a senior level. These directors’ insights and guidance, and their ability to assess and respond to situations encountered in serving on our Board, may be enhanced if their leadership experience was developed at businesses or organizations that operated on a global scale or involved technology or other rapidly evolving business models.

Relevant Industry Experience and Product Knowledge
The Board believes that outdoor and recreation products industry experience and extensive knowledge of YETI’s products are valuable in shaping and enhancing our growth strategy.

Global Expertise
Because we are expanding internationally and becoming a global organization, directors with global expertise can provide useful business and cultural perspectives regarding many significant aspects of our business.

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OUR BOARD OF DIRECTORS

Diversity and Interpersonal Skills
As with our employees, cultivating a diverse board is critical to YETI’s success. The Board believes that diversity is one of many important considerations in board composition. Directors with different backgrounds and skills help build diversity on the Board and maximize group dynamics in terms of function, experience, education, and thought. In addition, YETI believes its stockholders will appreciate a diverse board, which is more reflective of the overall investment community and markets we and our consumers serve. The Nominating and Governance Committee evaluates the composition of the Board at least annually to ensure that the directors reflect a diversity of viewpoints, and will generally consider each nominee’s professional experience, background, education, financial expertise, gender, race/ethnicity, age, and other individual qualities and attributes against the backdrop of the Board’s existing composition. The Nominating and Governance Committee is committed to the recruitment of highly qualified women, people of color, and other candidates with diverse backgrounds, experiences, and skills as part of the director search that YETI undertakes for potential non-incumbent director candidates. In line with that commitment, we currently have three women on our Board, one of whom is also a woman of color.

BOARD SKILLS MATRIX
The following matrix summarizes the key knowledge, skills and experience that qualifies each director for our Board.
Experience & Strategic Competencies	Tracey D. Brown	Alison Dean	Frank D. Gibeau	Mary Lou Kelley	Dustan E. McCoy	Matthew J. Reintjes	Robert K. Shearer
Accounting & Finance (Reporting, Auditing, Internal Controls)		√	√		√		√
Business Development / M&A / Strategy	√	√	√	√	√	√	√
Compliance / Corporate Governance / Legal / Risk Management			√		√		√
E-commerce; Consumer Products		√	√	√	√	√
Senior Leadership	√	√	√	√	√	√	√
Global Business		√	√	√	√	√	√
Marketing / Brand Development	√		√	√	√	√
Outdoor Sports Industry					√	√	√
Public Company Board	√	√	√	√	√	√	√
Talent / Organizational Development			√	√	√	√

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CORPORATE GOVERNANCE
YETI’s business and affairs are managed under the direction of the Board, which currently consists of seven directors, comprising our Chief Executive Officer and six independent directors. With the oversight of the Board and its committees, YETI operates within a comprehensive plan of corporate governance for the purposes of defining independence, assigning responsibilities, setting high standards of professional and personal conduct, and assuring compliance with such responsibilities and standards.
YETI’s Corporate Governance Guidelines, which are available under “Governance” in the Investor Relations section of our website, www.YETI.com, along with our other principal governance documents, set the framework for our governance structure. The Board believes that sound corporate governance is a source of competitive advantage for YETI and allows the skills, experience, and judgment of the Board to support our executive management team, enabling management to improve our performance and maximize stockholder value.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE
Environmental, Social, and Governance (“ESG”) matters are a vital part of YETI’s culture and brand. As a brand rooted in passion for the outdoors, we have an unwavering commitment to outdoor and recreation communities and are committed to serve as responsible stewards of the planet and our communities. YETI is built on the relationships we’ve made, the unparalleled products we create, and the places we've supported and helped to protect. As a result, our ESG strategy, Keep the Wild WILD, centers on three interconnected areas, each with a set of specific goals and programs for addressing our most impactful environmental and social issues: People, Product, Places.
Our CEO reviews and approves YETI’s overall ESG strategy at the executive level, with key insight and support from all members of our senior leadership team. Our ESG team is comprised of ESG leaders embedded within the organization, including our Chief Compliance Officer (reporting to our Senior Vice President, General Counsel & Secretary), our DE&I Lead (reporting to our Chief Human Resources Officer), and our Sustainability Lead (reporting to Senior Vice President, Supply Chain & Operations). The ESG team is responsible for setting our enterprise ESG strategy, managing ESG topics, driving multi-year goals, establishing cross-functional working groups, including YETI’s internal Diversity, Equity, & Inclusion Council. Our Board of Directors (“Board”) is responsible for the oversight of our ESG strategy. Specific material ESG topics are addressed by different committees of our Board. The Board receives updates on our ESG strategy at least annually. YETI has established an enterprise risk framework for identifying, aggregating, and evaluating risk across the enterprise, including ESG topics. To remain focused on the most material ESG topics, the risk framework is integrated with our annual planning, audit scoping, and control evaluation management process, which are performed by our internal audit team. In November 2022, YETI published its second report on its commitment to ESG matters covering fiscal year 2021, which is available in the Sustainability, Diversity & Community section of our

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website, www.YETI.com. Our ESG reporting and disclosure is guided by leading industry frameworks including GRI and SASB. For more information regarding YETI’s ESG strategy, goals and initiatives, please visit www.YETI.com/ESG.

DIRECTOR INDEPENDENCE
Currently, our Board consists of seven members, six of whom are independent. For a director to be considered independent in accordance with applicable New York Stock Exchange (“NYSE”) listing standards, the Board must determine that the director does not have any direct or indirect material relationship with us (including as a partner, shareholder or officer of an organization that has a relationship with us). As required by applicable NYSE listing standards, the Board has affirmatively determined that each of Tracey D. Brown, Alison Dean, Frank D. Gibeau, Mary Lou Kelley, Dustan E. McCoy, and Robert K. Shearer is independent and free of any material relationships with YETI other than as established through his or her service as a director of YETI. The Board also previously affirmatively determined that David L. Schnadig, who served on the Board until his resignation effective March 9, 2022, qualified as an independent director under applicable NYSE listing standards during the period of his service in 2022.
In determining director independence, the Board considers any transactions or relationships between a director and his or her immediate family and affiliates, on the one hand, and YETI and its management, on the other hand, to determine whether any such transactions or relationships are inconsistent with a determination that the director is independent. In connection with the Board’s assessment of the independence of Mses. Brown, Dean, and Kelley and Messrs. Gibeau, McCoy, Shearer, and Schnadig during the period of his service in 2022 we found no such transactions or relationships.

BOARD SIZE AND COMPOSITION
The number of directors comprising the Board is fixed from time to time by resolution of the Board pursuant to the Certificate of Incorporation. The Board has determined that seven directors, six of whom are independent, is currently the appropriate size for YETI. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal governance structure so as to provide independent oversight of management. Given the evolving nature of our business, the Board has determined that the right governance structure for the Board may vary as circumstances warrant. Consistent with this understanding, the directors consider the Board’s size and composition on an annual basis in connection with its annual self-evaluation.

THE BOARD AND ITS COMMITTEES
In 2022, the Board held 23 meetings. Directors are expected to attend all Board meetings, meetings of committees on which they serve, and the Company’s annual meeting of stockholders. More to the point, directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. Each director attended more than 80% of the aggregate of the meetings of the Board and of the meetings held by all committees of the Board on which such director served during the 2022 fiscal year. All directors then in office attended our 2022 Annual Meeting of Stockholders.
The Board currently has, and appoints the members of, three standing committees: the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The principal responsibilities of each of these committees are described generally below and in detail in their respective committee charters, which have been approved by the Board and are available under “Governance” in the Investor Relations section of our website, www.YETI.com.
The current members of the committees are identified below. The Board determined that each of Mses. Brown, Dean, and Kelley and Messrs. Gibeau, McCoy, and Shearer is independent under the NYSE listing standards.

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CORPORATE GOVERNANCE
COMMITTEE COMPOSITION
Committee Memberships
Committee Member	Audit	Compensation	Nominating and Governance
Tracey D. Brown
Alison Dean
Frank D. Gibeau
Mary Lou Kelley
Dustan E. McCoy
Robert K. Shearer
Chair of the Board	Committee Chair	Committee Member	Audit Committee financial expert
AUDIT COMMITTEE

				NUMBER OF MEETINGS IN FY 2022:	6
MR. SHEARER (CHAIR)	MS. DEAN	MR. GIBEAU	MR. MCCOY	Audit Committee Report: p.66
The primary responsibilities of the Audit Committee are to:
•
assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of YETI’s financial statements, (ii) YETI’s compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications, independence and performance, and (iv) the performance of YETI’s internal audit function;

•
prepare the Audit Committee’s annual report included in this Proxy Statement;

•
advise and consult with management and the Board regarding the financial affairs of YETI;

•
appoint, compensate, retain, dismiss and oversee the work of YETI’s independent registered public accounting firm; and

•
oversee the Company’s enterprise risk management process.

All members of the Audit Committee have been determined to be financially literate and to meet the applicable NYSE and SEC standards for independence. The Board has determined that each of Mr. Shearer and Ms. Dean qualifies as an “audit committee financial expert” within the definition established by the SEC.

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CORPORATE GOVERNANCE
COMPENSATION COMMITTEE

				NUMBER OF MEETINGS IN FY 2022:	7
MR. MCCOY (CHAIR)	MS. BROWN	MR. GIBEAU	MS. KELLEY	Compensation Committee Report: p.48
The primary responsibilities of the Compensation Committee are to:
•
establish and administer YETI’s policies, programs and procedures for compensating and providing benefits to its executives;

•
make recommendations to the Board regarding the compensation of non-employee directors;

•
review and approve corporate goals and objectives relevant to the CEO’s compensation;

•
evaluate the CEO’s performance in light of these goals and objectives and, either as a committee, or together with the independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation;

•
review and approve corporate goals and objectives relevant to other executive officer compensation, evaluating the other executive officers’ performance in light of these goals and objectives, and determine and approve the compensation level of each other executive officer based on this evaluation;

•
prepare the Compensation Committee’s annual report included in this Proxy Statement; and

•
make recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

In performing its responsibilities, the Compensation Committee takes into account the recommendations of the CEO and the Chief Human Resources Officer in determining the compensation of executive officers other than with respect to the CEO or the Chief Human Resources Officer, as applicable. Otherwise, our executive officers do not have any role in determining the form or amount of compensation paid to our executive officers.
The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant. During the fiscal year ended December 31, 2022 (“fiscal 2022”), FW Cook advised on and assisted with the review and evaluation of executive compensation and compensation of our non-employee directors. During fiscal 2022, FW Cook provided no services to YETI other than consulting services to the Compensation Committee regarding executive and non-employee director compensation. The Compensation Committee has reviewed the independence of FW Cook under the specific independence factors adopted by the SEC and NYSE and determined that FW Cook’s work does not raise any conflicts of interest.
NOMINATING AND GOVERNANCE COMMITTEE

				NUMBER OF MEETINGS IN FY 2022:	4
MS. KELLEY (CHAIR)	MS. BROWN	MS. DEAN	MR. SHEARER
The primary responsibilities of the Nominating and Governance Committee are to:
•
identify individuals qualified to become members of the Board;

•
recommend candidates to fill Board vacancies and newly-created director positions;

•
recommend whether incumbent directors should be nominated for re-election to the Board upon the expiration of their terms;

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CORPORATE GOVERNANCE
•
recommend corporate governance guidelines applicable to the Board and YETI’s employees;

•
oversee the evaluation of the Board and its committees;

•
assess and recommend Board members to the Board for committee membership; and

•
assist the Board with management succession planning.

For an overview of the Nominating and Governance Committee’s process for evaluating and selecting potential board candidates, see “— Director Nomination Process” below.

DIRECTOR NOMINATION PROCESS
YETI’s Nominating Policy, which describes the process for evaluating and selecting potential director candidates, is administered by the Nominating and Governance Committee and attached to its charter. The Nominating and Governance Committee has established the following minimum criteria for evaluating prospective Board candidates:
•
reputation for integrity, strong moral character and adherence to high ethical standards;

•
holds or has held a generally recognized position of leadership in the community and/or chosen field of endeavor and has demonstrated high levels of accomplishment;

•
demonstrated business acumen and experience, and ability to exercise sound business judgment and common sense in matters that relate to the current and long-term objectives of YETI;

•
ability to read and understand basic financial statements and other financial information pertaining to YETI;

•
commitment to understand YETI and its business, industry and strategic objectives;

•
commitment and ability to regularly attend and participate in meetings of the Board, Board committees and stockholders, and ability to generally fulfill all responsibilities as a director of YETI;

•
willingness to represent and act in the interests of all stockholders of YETI rather than the interests of a particular group;

•
good health and ability to serve;

•
independence under applicable SEC and NYSE rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director, it being understood that not all directors are required to be independent under the NYSE listing standards; and

•
willingness to accept the nomination to serve as a director of YETI.

The Nominating and Governance Committee will also consider the following factors in connection with its evaluation of each prospective nominee:
•
whether the prospective nominee will foster a diversity of backgrounds, skills, perspectives and experiences (based on a consideration of the personal characteristics, skills and experience of all current and prospective directors, including gender, race and ethnicity) to provide for the representation of a broad range of perspectives on the Board;

•
for potential Audit Committee members, whether the nominee possesses the requisite education, training and experience to qualify as “financially literate” or as an “audit committee financial expert” under applicable NYSE and SEC rules;

•
for incumbent directors standing for re-election, the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, overall contribution to YETI, and any changed circumstances affecting the individual director that may bear on his or her ability to continue to serve on the Board; and

•
the composition of the Board and whether the prospective nominee will add to or complement the Board’s existing strengths.

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CORPORATE GOVERNANCE
Our Corporate Governance Guidelines provide that no director may stand for election after reaching age 75 unless the Board approves an exception to this guideline on a case-by-case basis.
The Nominating and Governance Committee solicits ideas for possible director candidates from a number of sources — including members of the Board, our CEO and other senior-level executive officers, individuals personally known to the members of the Board, our other outside advisors and the potential re-nomination of incumbent directors. The Nominating and Governance Committee may also employ professional search firms (for which it would pay a fee) to assist it in identifying potential members of the Board. Beginning in 2018, the Nominating and Governance Committee engaged Heidrick & Struggles International, Inc., an independent third-party search firm (“Heidrick & Struggles”), to assist in the process of identifying and evaluating potential independent director candidates.
Since our initial public offering (“IPO”), the Board has appointed four new independent directors, including Mary Lou Kelley, who was appointed in February 2019 and initially elected by our stockholders at our 2020 Annual Meeting of Stockholders, Frank D. Gibeau, who was appointed in January 2020 and was initially elected by our stockholders at our 2022 Annual Meeting of Stockholders, and Tracey D. Brown and Alison Dean, who were each appointed to the Board in 2020 and initially elected by our stockholders at our 2021 Annual Meeting of Stockholders. The Board has selected Ms. Kelley, Mr. McCoy and Mr. Shearer as the Class II director nominees for election at the Annual Meeting.
The Nominating and Governance Committee will also consider any suggestions of director nominees from stockholders and will evaluate any such prospective nominees in the same manner and against the same criteria as any other prospective nominee identified from any other source. In addition, any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our Amended and Restated Bylaws (the “Bylaws”). See “— Director Nominations and Stockholder Proposals” in this Proxy Statement and “Notice of Stockholder Business and Nominations” in the Bylaws.
The Nominating and Governance Committee will evaluate properly identified candidates, including nominees recommended by stockholders. The Nominating and Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from the experience of incumbent directors on the Board. In addition, the Nominating and Governance Committee will consider whether a candidate (including a candidate recommended by stockholders) meets the qualifications set forth in YETI’s Corporate Governance Guidelines.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal 2022, the members of the Compensation Committee were Mr. McCoy, Ms. Brown, Mr. Gibeau, and Ms. Kelley. During fiscal 2022, no member of the Compensation Committee had any material interest in a transaction of YETI or a business relationship with, or any indebtedness to, YETI, and none of such directors is currently or formerly an officer or employee of YETI.
None of the members of the Compensation Committee serves as an executive officer of any other entity that has a member of its compensation committee (or if no committee performs that function, the board of directors) serving as one of our executive officers. None of our executive officers have served as members of a compensation committee (or if no committee performs that function, the board of directors) or a director of any other entity that has an executive officer serving as a member of the Compensation Committee or a member of the Board.

BOARD FUNCTION, LEADERSHIP STRUCTURE, AND EXECUTIVE SESSIONS
The Board oversees the performance of YETI’s CEO and other senior management of YETI and works to assure that the best interests of stockholders are served.
The Board does not have a policy requiring either that the positions of the Chair of the Board and CEO should be separate or that they should be occupied by the same individual. The Board believes that this issue is properly addressed as part of the succession planning process and that it is in the best interests of YETI for the Board to make a determination on these matters when it elects a new CEO or Chair of the

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Board, or at other times when consideration is warranted by the circumstances. Currently, the roles are separate, with Mr. Reintjes serving as our CEO and Mr. Shearer, one of our independent directors, serving as Chair of the Board.
The Board is led by the Chair of the Board, Mr. Shearer. The Chair of the Board oversees planning of the annual Board calendar and, in consultation with the other directors, schedules and sets the agenda for meetings of the Board. In addition, the Chair of the Board provides guidance and oversight to members of management and acts as the Board’s liaison to management. In this capacity, the Chair of the Board is actively engaged in significant matters affecting YETI.
The Board believes that this leadership structure is appropriate for YETI at this time because it provides our Chair of the Board with the readily available resources to manage the affairs of the Board while allowing our CEO to focus more on operational and management functions. An executive session of the non-management, independent directors is held in conjunction with each regular meeting of the Board.

THE ROLE OF THE BOARD IN SUCCESSION PLANNING
The Board believes effective succession planning, particularly for the CEO, is important to the continued success of YETI. Pursuant to YETI’s Corporate Governance Guidelines, the Compensation Committee shall, at least annually, make a report to the Board on succession planning for executive officers of YETI. In addition, at least annually, the Nominating and Governance Committee will make a report to the Board on succession planning for the Chair of the Board. YETI’s succession plan will include appropriate contingencies in case the Chair of the Board, the CEO or another key executive officer of YETI retires, resigns, dies or is incapacitated. The Board, with the assistance of the Nominating and Governance Committee or Compensation Committee, as applicable, will evaluate potential successors to the Chair of the Board, the CEO and other key executive officers of YETI. The Chair of the Board and the CEO contribute to these evaluations by making available their recommendations and evaluations of potential successors, along with a review of any development plans recommended for such individuals.

THE ROLE OF THE BOARD IN RISK OVERSIGHT
As part of its oversight function, the Board plays an active role, both as a whole and at the committee level, in overseeing management of YETI’s risks. The Audit Committee has primary oversight responsibility with respect to financial risks as well as oversight responsibility for our overall risk assessment and risk management policies and systems. The Audit Committee oversees our procedures for the receipt, retention, and treatment of complaints relating to accounting and auditing matters and oversees our management of legal, ethics and regulatory compliance programs. The Audit Committee regularly interacts with our accounting and legal personnel, internal audit team, ethics & compliance team, and our independent auditors in fulfillment of this oversight function. Our Audit Committee also oversees risks related to our information technology systems, processes, and procedures, including risks related to cybersecurity and data privacy. The Compensation Committee oversees risks relating to our compensation plans and programs, human capital management, management continuity and succession planning. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will continue do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs for our executives and other employees that give rise to risks reasonably likely to have a material adverse effect on us. The Compensation Committee also, on at least an annual basis, considers and evaluates the independence and potential conflicts of interest of its advisors, including its independent compensation consultant.
Management is responsible for our day-to-day risk management activities and oversees areas of material risk, which may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Senior management attends Board and Board committee meetings at the invitation of the Board or its committees and is available to address any questions or concerns raised by the Board on risk management and any other matters. The Audit and Compensation Committees also rely on the advice and counsel of our independent registered public accounting firm and independent compensation consultant, respectively, to raise awareness of any risk

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CORPORATE GOVERNANCE
issues that may arise during their regular reviews of our financial statements, audit work, and executive compensation policies and practices. The Board is updated on each committee’s risk oversight and other activities via meeting reports from each committee chair to the full Board at each Board meeting.
YETI has established an enterprise risk framework for identifying, aggregating, and evaluating risk across the enterprise. The risk framework is integrated with YETI’s annual planning, audit scoping, and control evaluation testing by its internal auditor. YETI’s senior leadership team is charged with oversight of our enterprise risk management program and assessing and managing our legal, regulatory, and other compliance obligations on a global basis. The Chief Compliance Officer and Chief Technology Officer regularly report to the Audit Committee and other relevant committees of the Board, regarding our enterprise risk management program, including information security matters (such as fraud, data privacy, and cybersecurity risk and developments), global trade, sanctions, anti-bribery, and/or product safety, as well as the steps management has taken to monitor and control such exposures, and legal and compliance affairs. The internal audit team annually facilitates an enterprise risk assessment with senior management and updates the Audit Committee and other relevant committees of the Board regarding our risk analyses, assessments, risk mitigation strategies, and activities. We operate a risk-based cybersecurity program dedicated to protecting the confidentiality, integrity and availability of our information. We utilize a layered approach in protecting against, and the detection of, cybersecurity incidents, and leverage outside partnerships to gain intelligence on threats and continue to adjust our protection mechanisms to be effective. We have systems in place to securely receive and store that information and to detect, contain, and respond to data security incidents. We also have a cybersecurity and information security training and compliance program in place to support our employees and directors. As part of this program, YETIzens receive training at least annually on cybersecurity, data privacy, and information security. YETI also maintains a cybersecurity and information security risk insurance policy. Although we have numerous controls to protect against common attacks, some attacks may still be effective. Our controls are designed to detect, triage and eradicate these attacks. Over the past three years, YETI has not experienced a material cybersecurity or information security breach and has not incurred expenses related to the investigation of any such breach.

CODE OF BUSINESS CONDUCT
We are dedicated to maintaining the highest ethical standards throughout our business and operations. YETI’s written code of business conduct (the “COBC”) applies to our directors, executive officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The COBC expands upon YETI’s commitment to legal and disclosure compliance and more fully addresses the protection and proper use of YETI’s assets. It includes provisions to promote compliance with applicable governmental laws, rules and regulations, including, without limitation, securities laws, antitrust laws, and anti-bribery and anti-corruption laws. The COBC also implements more detailed standards for reporting and enforcement of violations of the COBC.
A current copy of the COBC is posted under “Governance” on the Investor Relations section of our website, www.YETI.com. To the extent required by applicable rules adopted by the SEC and the NYSE, we intend to disclose future amendments to, or waivers from, the COBC granted to our executive officers and directors at this location.

BOARD ASSESSMENTS
At least annually, the Nominating and Governance Committee oversees an evaluation of the performance of the Board as a whole, each committee of the Board, and each director. As part of this process, (a) the Board conducts a self-assessment of the Board as a whole to determine, among other matters, whether the Board is functioning effectively; (b) each committee of the Board conducts a self-assessment of the committee’s effectiveness; and (c) the directors undertake a peer assessment. The results of these assessments are considered by the Nominating and Governance Committee and the Board in connection with recommending and selecting director nominees for election at each annual meeting of stockholders.

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ANTI-HEDGING AND ANTI-PLEDGING POLICIES
Pursuant to YETI’s Insider Trading Policy, directors, executive officers, other employees and third-party consultants or independent contractors whose business relationship with YETI provides access to material nonpublic information regarding YETI may not engage in transactions of a speculative nature regarding YETI securities at any time, including, but not limited to, put options, margining YETI securities, or otherwise pledging YETI securities as collateral or entering into any other hedging transactions. In addition, directors, executive officers, other employees and such third-party consultants or independent contractors are prohibited at all times from short-selling YETI common stock or engaging in transactions involving YETI-based derivative securities, including, but not limited to, trading in YETI-based put or call option contracts, transacting in straddles, and the like.

COMMUNICATION WITH THE BOARD
We encourage our stockholders and other interested persons to communicate with the Board. Written communications to members of the Board, the non-management or independent members of the Board as a group, or the Chair of the Board can be sent to the following: Board of Directors, c/o YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735. All such communications will be forwarded to the applicable directors for their review, except for communications that (a) contain material that is not appropriate for review by the Board based upon the Bylaws and the established practice and procedure of the Board, or (b) contain improper or immaterial information.

NON-EMPLOYEE DIRECTOR COMPENSATION
Our directors receive compensation in accordance with our Non-Employee Director Compensation Policy. All of our non-employee directors are currently eligible to receive compensation under this Policy.
ANNUAL CASH COMPENSATION
Our non-employee directors receive an annual cash retainer of $75,000, which, absent a deferral election described below, is paid quarterly in arrears and pro-rated based on days of service on the Board. Each non-employee director is also entitled to receive additional cash compensation for committee membership or service as a chair as follows:
Position	Annual Retainer ($)
Non-Executive Chair of the Board	80,000
Lead or Presiding Director of the Board (if any)	40,000
COMMITTEE CHAIRS
• Audit Committee	20,000
• Compensation Committee	15,000
• Nominating and Governance Committee	10,000
• Special Committee (e.g., strategic transactions, investigations, key employee searches)	**
COMMITTEE MEMBERS
• Audit Committee	10,000
• Compensation Committee	7,500
• Nominating and Governance Committee	5,000
• Special Committee (if established)	7,500

**
To be determined if and when any Special Committee is established.

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CORPORATE GOVERNANCE
By the end of the taxable year before the next annual meeting of our stockholders, or on a pro rata basis as of the date of a non-employee director’s initial election or appointment to the Board, non-employee directors are able, subject to compliance with tax deferral rules, to elect to defer into DSUs all or part of the annual cash retainer, or chair or committee cash fees, that would be earned between such date and our next annual meeting of stockholders, which we refer to as the service period. Such DSUs would be issued on the first day of the service period on the basis of our stock price on the date of grant, rounded down for any partial shares. Such DSUs would vest on the earlier to occur of (a) the first anniversary of the date of grant and (b) the next following annual meeting of our stockholders, subject to the director’s continued service through the applicable vesting date. Any vested DSUs will be settled in shares of our common stock on the earlier of (a) a date specified by the non-employee director in his or her deferral election form and (b) the six-month anniversary of the non-employee director’s cessation of service on the Board.
During any period of deferral, non-employee directors will accrue dividend equivalents on their DSUs as, if and when dividends are paid on shares of our common stock. The definitive terms regarding any DSUs will be set forth in the DSU award agreement and the accompanying deferral election form completed by the applicable director.
All of our directors are reimbursed for their reasonable out-of-pocket expenses related to their service as a member of the Board or one of its committees.
EQUITY COMPENSATION
On the date of each annual meeting of our stockholders, or on a pro rata basis upon initial election or appointment to the Board, non-employee directors are granted an award of RSUs with a value of $120,000 (based on our closing stock price on the date of grant). This award will vest in full in one installment on the earlier to occur of (a) the first anniversary of the date of grant and (b) immediately prior to our next annual meeting of our stockholders, subject to the director’s continued service through the applicable vesting date.
Our non-employee directors are able to elect to defer all or part of the grant of RSUs in the form of DSUs, which will vest in full in one installment on the same basis as a non-employee director’s RSUs vest and will be settled in shares of our common stock on the earlier to occur of (a) the date specified by the non-employee director in his or her deferral election form and (b) the six-month anniversary of the non-employee director’s cessation of service on the Board.
During any period of deferral, non-employee directors will accrue dividend equivalents on their DSUs as, if and when dividends are paid on shares of our common stock. The definitive terms regarding any DSUs will be set forth in the DSU award agreement and the accompanying deferral election form completed by the applicable director.
COMPANY PRODUCT DISCOUNT
Directors are entitled to a discount to the suggested retail price of certain of our products.
NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES
The Board has adopted stock ownership guidelines for directors which specify target amounts of share ownership. Each of our non-employee directors who receives compensation from us for his or her service on the Board is required to own stock in an amount equal to not less than five times his or her annual cash retainer. For purposes of this requirement, a non-employee director’s holdings include shares of our common stock held directly or indirectly, individually or jointly, as well as vested or earned share awards, including, but not limited to, (a) vested or earned restricted or performance stock and (b) shares underlying vested or earned restricted stock units, performance stock units and unexercised stock options, in all cases whether or not deferred for future delivery.
Until the stock ownership requirements have been satisfied, non-employee directors are required to retain 100% of the shares received upon settlement of restricted stock or RSUs (net of shares with a value equal to the amount of taxes owed by such non-employee director in respect of such settlement).

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FISCAL 2022 DIRECTOR COMPENSATION TABLE
The table below sets forth information regarding all compensation awarded to, earned by, or paid to our non-employee directors during fiscal 2022.
Name	Fees earned or paid in cash(1) ($)	Stock Awards(2) ($)	Total ($)
Tracey D. Brown	83,859	120,000	203,859
Alison Dean	87,620	120,000	207,620
Frank D. Gibeau	88,866	120,000	208,866
Mary Lou Kelley	92,638	120,000	212,638
Dustan E. McCoy	100,149	120,000	220,149
David L. Schnadig(3)	30,000	—	30,000
Robert K. Shearer	180,268	120,000	300,268

(1)
Represents retainers for Board service and for Board chair, committee chair and committee service. Ms. Kelley and Messrs. Gibeau and Shearer elected to defer a portion of their annual cash retainer and committee cash fees.

(2)
Represents the grant date fair value of restricted stock units (“RSUs”) granted on May 5, 2022 calculated in accordance with FASB Accounting Standards Codification Topic 718 (“718”). Gibeau and Shearer elected to receive DSUs in lieu of the RSUs. As of December 31, 2022, Ms. Brown held 3,796 DSUs, Ms. Dean held 1,342 DSUs and 2,393 RSUs, Mr. Gibeau held 6,322 DSUs, Ms. Kelley held 12,340 DSUs, Mr. McCoy held 3,155 DSUs and 2,393 RSUs, and Mr. Shearer held 31,555 DSUs.

(3)
Mr. Schnadig resigned from the Board effective March 9, 2022, and his unvested RSUs were forfeited at the time of his resignation in accordance with his RSU award agreement.

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EXECUTIVE COMPENSATION

PROPOSAL 2. APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to approve, on an advisory (non-binding) basis, the compensation paid to our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote). At our 2020 Annual Meeting of Stockholders, stockholders voted on a non-binding proposal to advise on whether the advisory vote on executive compensation should occur every one, two or three years. As a majority of our stockholders voted in favor of an annual advisory vote, the Board decided to annually provide stockholders with an advisory vote on the compensation of our NEOs. Accordingly, YETI is providing stockholders with its annual advisory vote on executive compensation. We are asking stockholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement by voting “For” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure, is hereby approved.”
As an advisory vote, this proposal is not binding. However, the Board and the Compensation Committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.
As described in detail in the Compensation Discussion and Analysis, our executive compensation program is designed to motivate and reward exceptional performance in a straightforward and effective way, while also recognizing the size, scope, and success of YETI’s business. We believe that our executive compensation program, with its balance of short-term incentives and long-term incentives, rewards sustained performance that is aligned with long-term stockholder interests. We encourage stockholders to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosures, which set forth the details of our executive compensation program.
✓	The Board unanimously recommends that stockholders vote “FOR” the approval, on an advisory basis, of the compensation paid to our NEOs as disclosed in this Proxy Statement.

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EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS
Below is a list of the names, ages, positions, and a brief summary of the business experience of individuals who serve as our executive officers.
Name	Age (as of March 20, 2023)	Position
Matthew J. Reintjes	47	President and Chief Executive Officer, Director
Michael J. McMullen	49	Senior Vice President, Chief Financial Officer and Treasurer
S. Faiz Ahmad	51	Senior Vice President, Chief Commercial Officer
Bryan C. Barksdale	52	Senior Vice President, General Counsel and Secretary
Kirk A. Zambetti	54	Senior Vice President of Sales
Martin H. Duff	47	Senior Vice President, Supply Chain and Operations
Matthew J. Reintjes. Mr. Reintjes’ biographical information is disclosed on page 10 of this Proxy Statement under “Class I Director Nominees (for Terms Expiring in 2025).”
Michael J. McMullen. Mr. McMullen was appointed by our Board to serve as Senior Vice President, Chief Financial Officer and Treasurer in February 2023. Prior to that, Mr. McMullen served as our interim Chief Financial Officer and Treasurer since October 2022. Mr. McMullen joined YETI as Head of Financial Planning & Analysis in February 2016 and served as Vice President of Finance from March 2017 until his appointment as interim Chief Financial Officer and Treasurer. Prior to joining us, Mr. McMullen served for twelve years with Dell Inc. in various financial roles and for five years with PricewaterhouseCoopers. Mr. McMullen holds a B.B.A. in Accounting from Texas A&M University and an M.B.A. from Northwestern University Kellogg School of Management.
S. Faiz Ahmad. Mr. Ahmad joined YETI in August 2022 as Senior Vice President and Chief Commercial Officer and brought more than 20 years of global leadership expertise, as well as direct-to-consumer strategy development and global execution experience. Prior to joining YETI, he was CEO, Direct to Consumer at Optum, a subsidiary of United Health Group. While there, he led the creation and go-to-market strategy for Optum’s direct to consumer digital health marketplace for care and pharmacy needs. Previously, he served as Senior Director and Global Head for the Apple Online Store and Apple Retail Market Development for Apple Inc. While at Apple, he was responsible for the growth strategy, including customer acquisition and affinity programs, for Apple’s retail markets. Prior to that, he held leadership positions at Delta Airlines, and, in his last role as the Managing Director, managed Delta’s digital and customer facing touch points while overseeing the overall digital strategy, global business development, product roadmaps and experience design. Mr. Ahmad received his Master of Business Administration from Emory University and graduated from the Manipal Institute of Technology in India with a bachelor’s degree in engineering. Mr. Ahmad serves on the board of directors for LendingClub Corporation (NYSE: LC).
Bryan C. Barksdale. Mr. Barksdale has served as our General Counsel since August 2015 and our Secretary since December 2015. Mr. Barksdale was named as a Senior Vice President in September 2018. Prior to joining us, Mr. Barksdale served as General Counsel of iFLY Holdings, Inc., a designer, manufacturer, and operator of vertical wind tunnels used in indoor skydiving facilities, from January 2015 to July 2015. From August 2010 to January 2015, Mr. Barksdale served as Chief Legal Officer, General Counsel, and Secretary of Bazaarvoice, Inc., a social commerce software-as-a-service company. From February 2005 to August 2010, Mr. Barksdale practiced corporate and securities law at Wilson Sonsini Goodrich & Rosati, Professional Corporation. Mr. Barksdale previously practiced corporate and securities law with Brobeck, Phleger & Harrison LLP and with Andrews Kurth LLP. Mr. Barksdale holds a B.A. from The University of Texas at Austin, an M.Ed. from the University of Mississippi, and a J.D. from Washington & Lee University School of Law.

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EXECUTIVE COMPENSATION
Kirk A. Zambetti. Mr. Zambetti has served as our Senior Vice President of Sales since September 2018. Mr. Zambetti was named as our Vice President of Sales in August 2016. Prior to joining us, Mr. Zambetti was the Vice President of Sales for North America for Danaher’s Dental Technologies division from October 2008 to August 2016, and was Director of Key Accounts, North America dating back to March 2007. Prior to Danaher, Mr. Zambetti held various commercial leadership and sales roles with leading medical device manufacturers and distributors, including Siemens, ANSI, Urologix, and PSS WorldMedical. Mr. Zambetti holds a B.A. in History from Hampden-Sydney College.
Martin H. Duff. Mr. Duff joined YETI in November 2022 as SVP, Supply Chain & Operations to oversee all global sourcing planning, quality, logistics, fulfillment and inventory controls and YETI-wide continuous improvement initiatives. Before joining YETI, Mr. Duff spent 11 years at VF Corporation in several supply chain leadership roles. He most recently served as the Vice President, Supply Chain — America’s Region, where he led all supply chain planning, inventory management, customer service, distribution and logistics functions for brands including The North Face, Vans, Supreme, Timberland and Dickies across the US, Canada, Mexico, and distributor markets. Before this role, Mr. Duff lived in Hong Kong as the Vice President, Footwear Sourcing & Digital Product Creation for Vans, The North Face, Timberland, Altra, and Reef across China, Vietnam, Bangladesh, Cambodia, and the Philippines. Before his time at VF Corporation, Mr. Duff spent nine years at Johnson & Johnson and served in several operational leadership positions overseeing supply chain and operational logistics for brands such as Neutrogena and the Oral Care business portfolio. Mr. Duff holds a B.S. in Marketing and International Business and a M.S. In Business Administration from Penn State University.

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COMPENSATION DISCUSSION AND ANALYSIS
We are committed to providing our stockholders with a thorough understanding of our executive compensation program and its link to our strategic objectives and business priorities. This compensation discussion and analysis (“CD&A”) describes the philosophy, objectives, process, components and additional aspects of our 2022 executive compensation program and aligns with the amounts shown in the executive compensation tables that immediately follow. While the principles underlying YETI’s compensation philosophy extend to all levels of the organization, this CD&A and the accompanying tables specifically analyze and provide historical compensation information for our NEOs.
Our Named Executive Officers in 2022
For 2022, the following individuals were identified as our NEOs
Matthew J. Reintjes President and Chief Executive Officer	Michael J. McMullen Senior Vice President, Chief Financial Officer and Treasurer	S. Faiz Ahmad Senior Vice President, Chief Commercial Officer	Bryan C. Barksdale Senior Vice President, General Counsel & Secretary	Kirk A. Zambetti Senior Vice President of Sales
Paul C. Carbone(1) Former Senior Vice President, Chief Financial Officer and Treasurer	Hollie S. Castro(2) Former Chief Human Resources Officer and Senior Vice President of ESG

(1)
Mr. Carbone resigned as our Senior Vice President, Chief Financial Officer and Treasurer effective October 28, 2022.

(2)
Ms. Castro resigned as our Chief Human Resources Officer and Senior Vice President of ESG effective August 19, 2022.

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EXECUTIVE COMPENSATION
CD&A REFERENCE GUIDE
Section I.	Executive Summary
Section II.	Compensation Philosophy and Objectives
Section III.	Compensation Determination Process
Section IV.	Components of Our Compensation Program
Section V.	Additional Compensation Policies and Practices

I.
EXECUTIVE SUMMARY

Fiscal 2022 Select Business Highlights
Note: $ in millions, except percentages.
* For a reconciliation of adjusted net sales and adjusted gross profit as set forth in this Proxy Statement to the nearest GAAP measures, see “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
Adjusted Net Sales
YETI delivered strong operating performance in fiscal 2022, increasing adjusted net sales (a non-GAAP performance metric) by $222.6 million, or 16%, to $1,633.6 million from $1,411.0 million in fiscal 2021.
•
DTC channel adjusted net sales increased $139.1 million, or 18%, to $923.9 million in fiscal 2022 from $784.7 million in fiscal 2021, driven by both Drinkware and Coolers & Equipment categories.

•
Adjusted net sales in our wholesale channel increased $83.5 million, or 13%, to $709.8 million in fiscal 2022 from $626.3 million in fiscal 2021, primarily driven by Coolers & Equipment.

•
Drinkware adjusted net sales increased $114.8 million, or 14%, to $947.2 million in fiscal 2022 from $832.4 million in fiscal 2021, primarily driven by the continued expansion of our Drinkware product offerings, including the introduction of new colorways and sizes, and strong demand for customization.

•
Coolers & Equipment adjusted net sales increased $99.1 million, or 18%, to $650.9 million in fiscal 2022 from $551.9 million in fiscal 2021, primarily driven by the strong performance in bags, soft coolers, and hard coolers.

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EXECUTIVE COMPENSATION
* For a reconciliation of adjusted net sales as set forth in this Proxy Statement to the nearest GAAP measure, see “Appendix: Reconciliation of Non-GAAP Measures.”
** Other includes apparel, bottle openers, ice substitutes, and other accessories.
Adjusted Gross Profit and Adjusted Gross Margin
In fiscal 2022, our adjusted gross profit (a non-GAAP performance metric) increased $44.3 million to $860.4 million, or 52.7% of adjusted net sales, for fiscal 2022, compared to $816.1 million, or 57.8% of adjusted net sales, in fiscal 2021. The 510 basis points decrease in adjusted gross margin was primarily driven by higher inbound freight, higher product costs, and the unfavorable impact of foreign currency exchange rates, partially offset by the price increases implemented in the first quarter of fiscal 2022.
Note: $ in millions, except percentages and per share amounts.
* For a reconciliation of adjusted operating income and adjusted net income per diluted share as set forth in this Proxy Statement to the nearest GAAP measures, see “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
Adjusted Operating Income
YETI’s adjusted operating income (a non-GAAP performance metric), which, in addition to adjusted net sales, is a performance metric under our annual short-term incentive plan, decreased 7% to $274.3 million, or 16.8% of adjusted net sales, for fiscal 2022, compared to $295.1 million, or 20.9% of adjusted net sales, in fiscal 2021. Despite higher adjusted gross profit, the decrease in adjusted operating income

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EXECUTIVE COMPENSATION
was primarily driven by higher variable and non-variable expenses. (See “— Annual Incentive Plan — Performance Measures” for a discussion of this metric and see Appendix A for a reconciliation to the corresponding GAAP metric.)
Adjusted Net Income and Adjusted Net Income Per Diluted Share
In fiscal 2022, our adjusted net income decreased 11% to $205.7 million, or 12.6% of adjusted net sales, compared to $230.3 million, or 16.3% of adjusted net sales in fiscal 2021, and our adjusted net income per diluted share decreased 9% to $2.36, compared to $2.60 per diluted share in the same period last year.
Key 2022 Executive Compensation Program Decisions
YETI is a performance-driven organization, and the Compensation Committee believes there is a strong connection between our growth, the targets we communicate externally, and the corresponding compensation decisions that we make with respect to our NEOs and the organization as a whole. The Compensation Committee made the following decisions in 2022 regarding each of our compensation program components for our NEOs.
Base Salaries
During the annual compensation review cycle in February 2022, the Compensation Committee increased the base salaries of our NEOs employed at that time from the levels set in 2021 between 4% and 5% to reflect executive performance and role expansion, to align better with the market-based compensation paid to similarly situated executives in our peer group, and to retain our critical NEO talent. Mr. Ahmad’s base salary was determined by the Compensation Committee in connection with his appointment as Chief Commercial Officer. In connection with Mr. McMullen’s appointment as our interim Chief Financial Officer in October of 2022, he was awarded an additional stipend of $8,333 per month, which was payable until he was appointed to serve as our permanent Chief Financial Officer in February of 2023.
2022 Short-Term Incentive Plan
The management team led a process to set the financial performance targets under the 2022 short-term incentive plan (“STIP”), which were set substantially above prior-year levels and required the achievement of double-digit percentage growth over our fiscal 2021 financial results, as approved by the Compensation Committee and as described below. The STIP in 2022 utilized two financial performance metrics, which the Compensation Committee believes appropriately focus executive officers on the critical strategic priorities necessary to grow stockholder value:

Adjusted Net Sales (40% Weighting)		Adjusted Operating Income (60% Weighting)
• Performance threshold: 96% of target • Performance maximum: 105% of target	+	• Performance threshold: 94% of target • Performance maximum: 115% of target
For the NEOs, the STIP is based exclusively on company performance metrics, and there are no division, geographic or individual components. In addition, all of our eligible employees are participants in the same annual incentive plan. Failure to achieve the minimum level of performance results in no payout under the STIP, and payouts were capped at 200% of the target opportunity. The target opportunities under the STIP for the NEOs were denominated as a percentage of annual eligible salary as set forth below:

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EXECUTIVE COMPENSATION
NEO	2022 Target Annual Cash Incentive Percentage
Matthew J. Reintjes	150%
Michael J. McMullen	40%
S. Faiz Ahmad	75%
Bryan C. Barksdale	60%
Kirk A. Zambetti	60%
Paul C. Carbone	75%
Hollie S. Castro	60%
As described above, although adjusted net sales increased 15.8% to a record $1,633.6 billion, adjusted operating income decreased by 7.1% to $274.3 million, such that YETI’s performance failed to meet the required payment thresholds under our STIP, which resulted in no payments to any employees participating in the STIP, including our NEOs. We believe this demonstrates the rigor of our STIP targets and our commitment to paying for performance.
Note: $ in millions, except percentages.
2022 Long-Term Incentive Plan
Consistent with our continuing focus on pay-for-performance, NEOs other than our CEO received an annual equity award consisting of an equal mix of performance-based and time-based equity awards under the long-term incentive plan (“LTIP”) in fiscal 2022. In 2022, the Compensation Committee increased the weighting of the performance-based equity awards for our CEO so that 75% of the grant date value of our CEO’s equity awards are performance-based. In prior years, the weighting of our CEO’s performance-based equity awards was 50%, and we believe this increased weighting will further incentivize our CEO to continue driving our performance.
The performance-based awards were structured as performance-based restricted stock (“PBRS”) and are eligible to cliff vest after three years based on cumulative free cash flow measured over the three-year performance period, with a relative total shareholder return (“TSR”) modifier tied to our stock price performance relative to the companies in the Russell 2000 Index. We define free cash flow as net cash provided by operating activities, less purchases of property and equipment. The time-based awards were structured as shares of restricted stock that provide for time-based ratable vesting over a three-year period.
Mr. Ahmad joined us in August of 2022 after the annual equity awards had been granted, and as such, he did not receive an annual equity award for 2022. Instead, he was granted a new-hire award consisting of

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EXECUTIVE COMPENSATION
100% restricted stock units that will vest over a three-year period, similar to all other time-based awards granted to NEOs. This new-hire award was intended to provide Mr. Ahmad with a meaningful equity interest subject to long-term vesting in order to link his interests to those of our stockholders.
In connection with his appointment as our interim Chief Financial Officer in October of 2022, Mr. McMullen was granted an additional award of restricted stock units in recognition of his additional responsibilities. This award was designed to vest two months after a permanent Chief Financial Officer was appointed in order to encourage an orderly transition of Mr. McMullen’s interim role and incentivize him to remain employed through this period. On February 13, 2023, Mr. McMullen was appointed to serve as our permanent Chief Financial Officer and, accordingly, this award will vest on April 13, 2023.
Target Pay Mix
The following graphic shows the allocation of target total direct compensation payable to our CEO. The Compensation Committee allocated compensation among base salary, target STI, and the grant date fair value of long-term incentives in the form of a combination of time- and performance-based restricted stock awards. Each compensation element for our CEO is discussed further below and set forth in more detail in the 2022 Summary Compensation Table and 2022 Grants of Plan-Based Awards Table.

2022 CEO PAY MIX

Base
15%
STI
23%
RS
15%
PBRS
46%
Cash
38%
Equity
62%
At-Risk Compensation
85%

II.
COMPENSATION PHILOSOPHY AND OBJECTIVES

Compensation Philosophy
YETI’s compensation philosophy is based on the following core components:

Alignment with our business strategy and stockholders’ interests. YETI’s executive compensation program contains specific financial performance metrics such as adjusted net sales and adjusted operating income that are consistent with our strategic goals and are indicative of top-line and bottom-line performance. Our program also contains a significant allocation to equity incentives to promote the prioritization of our long-term operational and, in turn, stock price performance and to closely tie the interests of executive officers with those of our stockholders.

Motivate and reward achievement of our key goals. Performance-based incentives using financial metrics that tie to our short- and long-term goals are significant components of our executive compensation program. By linking performance and achievement to compensation, we seek to motivate executive officers to accomplish our key strategic objectives. We define clear and measurable quantitative objectives that are designed to strengthen this link and thus improve results and returns to our stockholders.

Provide competitive pay to attract and retain talent. We recruit executive officers and managers with a wide diversity of experiences, expertise, capabilities, and backgrounds to lead us as we scale our business and execute our strategy. In recruiting our executives and determining competitive pay levels, we consider a number of reference points, including the compensation structure and amounts of compensation paid to the executive officers at peer group companies, as well as broader general industry surveys. The total compensation of a particular executive officer in a particular year may vary from the level implied by reference to the peer group companies or general industry surveys to reflect his or her specific experience, skills, scope of responsibilities, our specific talent needs, performance or other internal factors.

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Balance value and cost considerations. We consider the overall costs of our executive compensation program to ensure that both YETI and the executive officers get value from the program. In doing so, we monitor pay levels and elements at the peer group companies and in general industry surveys so that compensation decisions are made with due consideration of value and cost.

Compensation Risk Assessment
In designing our executive compensation program, we also consider many other factors, including risks that may arise from the structure of our program. Because short- and long-term incentives motivate executive officers to pursue achievement of challenging goals, we must consider whether the program may lead to undue pressure on executive officers to take excessive risks. In connection with this, there are a number of items in our executive compensation program that mitigate such risks, including stock ownership guidelines, a clawback policy, prohibitions on hedging and pledging, and other aspects, as discussed below under “— Additional Compensation Policies and Practices.” For fiscal 2022, the Compensation Committee discussed and analyzed risks associated with YETI’s compensation policies and practices for executive officers and all employees generally. The Compensation Committee did not identify any risks arising from YETI’s compensation programs or practices that are reasonably likely to have a material adverse effect on YETI.
Compensation Program Governance
To achieve the key objectives of our executive compensation program and drive our pay-for-performance culture without incentivizing undue risk taking, the Compensation Committee employs the following governance practices:
WHAT WE DO
Pay for Performance	The majority of targeted total executive officer compensation is variable and tied to our financial results or the performance of our stock price, or both.
Balance Short- and Long-Term Compensation	The allocation of incentives among the STIP and the LTIP does not over-emphasize short-term performance at the expense of achieving long-term goals.
Independent Compensation Consultant	The Compensation Committee retains an independent compensation consultant on matters pertaining to executive and non-employee director pay and governance.
Stock Ownership Guidelines	Executive officers are expected to acquire and maintain a certain level of ownership interest, in order to emphasize long-term performance and to promote alignment with stockholders.
Mitigation of Risk	Our compensation program has provisions to mitigate undue risk, including caps on the maximum level of payouts, clawback provisions, and multiple performance metrics.
Clawback Policy
Our executives’ incentive compensation is subject to a clawback policy that applies in the event of certain financial restatements or when an executive engages in serious misconduct or prohibited activity.

Double Trigger Change-in-Control Provisions
If there is a change in control, outstanding equity will vest only if there is a termination of employment following such change in control (a “double trigger”). A change in control alone will not trigger vesting.

Regularly Review Share Utilization	Management and the Board regularly evaluate share utilization levels by reviewing the cost and dilutive impact of stock compensation.

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EXECUTIVE COMPENSATION
WHAT WE DON’T DO
No employment agreements other than with the CEO	We do not have employment agreements with our executive officers, other than the CEO.
No Dividends on Unearned Awards	Under our equity plan, we do not pay dividends or dividend equivalents on shares or units that a participant has not yet earned or that have not vested.
Hedging or Pledging of YETI Securities	We prohibit employees and non-employee directors from engaging in hedging, pledging or short sale transactions in YETI securities.
No Repricing of Underwater Stock Options	Under our equity plan, we expressly prohibit repricing of stock options or exchanges of underwater stock options without stockholder approval.
No Excessive Perquisites	We do not provide excessive perquisites to executive officers.
No Excise Tax Gross-Ups	We do not provide excise tax gross-ups on change-in-control payments.
No Special Executive Retirement Programs	We do not have any special executive retirement programs that are specific to executive officers.

III.
COMPENSATION DETERMINATION PROCESS

Role of the Compensation Committee
The Compensation Committee is responsible for establishing our compensation philosophy and objectives, determining the structure, components and other elements of our programs in order to accomplish our articulated compensation objectives, and reviewing and approving, or recommending for approval by the Board, the compensation of the NEOs.
Each year, the Compensation Committee reviews the elements of our executive compensation program to verify the alignment of the program with our business strategy and with the items that we believe drive the creation of stockholder value, and to determine whether any changes would be appropriate. The Compensation Committee obtains input from executive officers regarding our annual operating plan, expected financial results, projected stockholder returns and related risks. With this information as its foundation, the Compensation Committee establishes the performance-based metrics and targets for the STIP and, using a multi-year projection, for the PBRS under the LTIP’s executive compensation program.
The Compensation Committee sets appropriate threshold, target and maximum performance goals to motivate financial performance without incentivizing excessive risk-taking. Following completion of the performance year or period, the Compensation Committee evaluates achievement relative to the pre-established performance goals and determines and certifies corresponding payouts earned.
Role of the Independent Compensation Consultant
Since 2018, the Compensation Committee has engaged FW Cook to serve as its independent compensation consultant. FW Cook reports directly to the Compensation Committee, and the Compensation Committee has the sole authority to retain, terminate and obtain the advice of FW Cook at YETI’s expense to assist it in the performance of its duties and responsibilities. The Compensation Committee selected FW Cook as its consultant because of the firm’s expertise and reputation.
The Compensation Committee has worked with FW Cook to: assess our executive compensation philosophy, objectives and components; develop a peer group of companies for compensation comparison purposes; review considerations and market practices related to short-term incentive plans and long-term equity and other incentive plans; collect comparative compensation levels for each of our executive officer positions; assess our executive officers’ base salaries, short-term annual incentive

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targets and long-term equity compensation levels; review our equity compensation strategy, including the development of award guidelines; and review board of director compensation and design practices.
While the Compensation Committee takes into consideration the review and recommendations of FW Cook when making decisions about our executive compensation program, ultimately, the Compensation Committee makes its own independent decisions about compensation matters.
The Compensation Committee has assessed the independence of FW Cook pursuant to SEC and NYSE rules. In doing so, the Compensation Committee considered various factors bearing upon FW Cook’s independence, including the nature and amount of work performed for the Compensation Committee and the fees paid for those services in relation to the firm’s total revenues. FW Cook did not provide any services to us other than the services provided to the Compensation Committee as described herein and in the “Non-Employee Director Compensation” section of this Proxy Statement. Based on its consideration of the foregoing and other relevant factors, the Compensation Committee concluded that there were no conflicts of interest and that FW Cook is independent under applicable standards.
Role of Say-On-Pay Vote
In this Proxy Statement, our stockholders are being asked to participate in our third say-on-pay vote (see Proposal 2), and our stockholders will have the opportunity to cast a say-on-pay vote on an annual basis so that they may annually express their views on our executive compensation program.
The Compensation Committee considers the results of our annual say-on-pay advisory vote and other feedback received from stockholders throughout the year when making executive compensation decisions for the NEOs. At our 2022 Annual Meeting, 96.3% of the shares represented at the Annual Meeting approved our proposal regarding the compensation paid to YETI’s NEOs. Taking into account the positive support received in 2022, the Compensation Committee believes YETI provides a competitive, stockholder-friendly pay program that effectively retains and motivates our executives.
As described below, during fiscal 2022, the Compensation Committee continued its focus on PBRS awards, increasing the PBRS weighting for our CEO’s annual equity award so that 75% of the grant date value of his award consists of PBRS awards and continuing the 50% PBRS weighting for the other NEOs’ annual equity awards. We also established targets under our STIP that required us to achieve a 24.0% growth rate of Adjusted Net Sales and 21.2% growth rate of Adjusted Operating Income over our fiscal 2021 financial results, and these aggressive targets resulted in no NEOs receiving any bonus payment for 2022.
Compensation Peer Group and Peer Selection Process
The Compensation Committee believes that obtaining market data is important in making determinations about executive compensation. Such information provides helpful context and a solid reference point for making decisions, even though, relative to other companies, there are differences and unique aspects of YETI. When making decisions about the structure and component mix of our executive compensation program, the Compensation Committee takes into consideration the structure and components of, and the amounts paid under, the executive compensation programs of other, comparable peer companies, as derived from public filings and other sources. However, the Compensation Committee does not have any formal benchmarking policy and uses the peer compensation data solely as a reference point when making compensation decisions for the NEOs using its business judgment.

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The Compensation Committee, with the assistance of FW Cook, uses the following guiding principles when selecting peer group companies:
Business Focus	Talent Sources	Competitors for Investments
Companies that operate in similar industries, ideally with similar cost structures and geographic footprint.	Companies that are competitors for our talent.	Companies that investors may consider alternative investment opportunities.
Peer Group Size	Company Size	Overall Reasonableness
The peer group should have a sufficient number of companies, generally 12 to 20, to provide meaningful results and to lessen volatility in comparative compensation values.
Companies of comparable organizational scale and complexity or of comparable market value or financial performance make for good reference points, though companies outside the parameters may be included if other factors present a compelling justification.
The peer group, in totality, is reasonable and defensible for comparison purposes.
The Compensation Committee reviews the peer group annually. FW Cook provides the Compensation Committee with peer group data, including the revenues, EBITDA, net income, assets, employees, and market capitalization of each peer company in comparison to that of YETI.
The peer group used to evaluate competitive market compensation of our NEOs for fiscal 2022 consisted of the following 18 companies:
Acushnet Holdings Corp. Callaway Golf Company Canada Goose Holdings Inc. Capri Holdings Limited Columbia Sportswear Company Crocs, Inc.	Deckers Outdoor Corporation Fox Factory Holding Corp. Garmin Ltd. Johnson Outdoors Inc. Lululemon Athletica Inc. Malibu Boats, Inc.	Nautilus, Inc. Peloton Interactive, Inc. Polaris Inc. Skechers U.S.A., Inc. Under Armour, Inc. Vista Outdoor Inc.
The Compensation Committee, with assistance from FW Cook, conducted its annual review of the peer group in August of 2022. At this time, YETI was ranked in approximately the 30th percentile for revenue and in the 55th percentile for market capitalization among its peer group. Based on its review of the aforementioned guiding principles and additional data provided by FW Cook, the Compensation Committee decided to alter the peer group it is using for performing market checks on executive and director compensation for fiscal 2023 and going forward by removing Malibu Boats, Inc., Nautilus, Inc., and Polaris Inc. and adding Helen of Troy Limited, Oxford Industries, Inc., and GoPro, Inc.
Role of the Chief Executive Officer
The Compensation Committee works with our CEO to set the target total direct compensation of each of our NEOs other than our CEO. As part of this process, our CEO reviews market surveys and proxy peer data when available, evaluates each NEO, determines his recommendations about the target compensation of each NEO and delivers his evaluations and compensation recommendations to the Compensation Committee.
Taking into account our CEO’s evaluations and recommendations and other information it deems relevant, such as our achievement of corporate goals, responsibilities and experience, as well as the compensation philosophy described above and with reference to the peer group data, the Compensation Committee sets the target total direct compensation of our NEOs. Our CEO does not play any role with respect to any

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matter affecting his own compensation and is not present when the Compensation Committee discusses and formulates the compensation recommendation for the CEO.
IV.
COMPENSATION PROGRAM COMPONENTS

2022 Components in General
In order to achieve our executive compensation program objectives, the Compensation Committee utilizes the components of compensation set forth in the chart below. The Compensation Committee regularly reviews all components of the program in order to verify that each executive officer’s total compensation is consistent with our compensation philosophy and objectives and that the component is serving a purpose in supporting the execution of our strategy. The majority of each executive officer’s compensation is variable and at-risk.
Compensation Type		Pay Element	Objectives, Basis and Key Features
FIXED	Cash Compensation	Base Salary
•
Intended to provide stable compensation to executive officers, allow us to attract and retain skilled executive talent and maintain a stable leadership team.

•
Determined based on each executive officer’s role, individual skills, experience, performance, external market value and internal equity.

VARIABLE		Short-Term Incentives: Annual Cash Incentive Opportunities
•
Rewards achievement of key drivers of our AOP.

•
Requires the achievement of rigorous adjusted net sales and adjusted operating income targets, which were set substantially above prior-year levels (e.g., achievement of double-digit percentage growth over our fiscal 2021 financial results).

•
Sets target cash award as a percentage of base salary at 150% for the CEO and between 60% and 75% for all other NEOs.

•
Caps STIP awards at 200% of the target cash awards for maximum performance.

	Equity Compensation	Long-Term Incentives: Annual Equity-Based Compensation
•
Used to foster a long-term link between executive officers’ interests and the interests of YETI and our stockholders, as well as to attract, motivate and retain executive officers for the long term.

•
Sets executive officer annual equity award mix in fiscal 2022 at 75% of the value granted in the form of PBRS for our CEO and 50% in the form of PBRS for our other NEOs, with the remainder granted in the form of time-based restricted stock consistent with our continuing focus on pay-for-performance. No stock options were granted in fiscal 2022.

•
Requires corporate performance against goals to be at least 90% of target in order for any PBRS award to be earned.

•
Caps PBRS grants at 200% of the target number of shares for maximum performance.

•
New-hire and promotion awards of restricted stock units granted to Messrs. Ahmad and McMullen, respectively.

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Base Salary
Base salaries provide fixed compensation to executive officers and help us to attract and retain the executive talent needed to lead the business and maintain a stable leadership team. We evaluate a number of factors when setting base salaries, including:
•
Roles & responsibilities: We consider each executive officer’s areas of responsibility, role and experience.

•
Professional background: Factors such as education, skills, expertise, professional experience and achievements are considered.

•
Competitiveness: The base salary of executive officers is evaluated for competitiveness by considering, as a reference point, information with respect to comparable positions at companies in our peer group and other market surveys.

•
Internal pay equity: The variation in the base salary among executive officers is designed to reflect the differences in position, education, scope of responsibilities, previous experience in similar roles and contribution to the attainment of our goals.

In February 2022, the Compensation Committee reviewed each then employed executive officer’s performance, our performance and market data provided by FW Cook on our peer companies and general industry to determine whether any changes to base salaries were warranted for fiscal 2022. As a result of this review, the Compensation Committee approved adjustments to reflect executive performance and to align better with the market, as set forth below:
NEO	Start of 2022 Base Salary	% Increase	End of 2022 Base Salary*
Matthew J. Reintjes	$975,000	5%	$1,025,000
Michael J. McMullen	$283,000	6%	$300,000
Bryan C. Barksdale	$390,000	4%	$405,000
Kirk A. Zambetti	$410,000	4%	$425,000
Paul C. Carbone	$550,000	5%	$575,000
Hollie S. Castro	$425,000	5%	$445,000

*
For the actual base salaries paid to our NEOs during fiscal 2022, please see “— 2022 Summary Compensation Table.”

In connection with his appointment as Chief Commercial Officer, Mr. Ahmad’s initial base salary was set at $550,000. In connection with Mr. McMullen’s appointment as our interim Chief Financial Officer, he was awarded an additional stipend of $8,333 per month, which was payable until he was appointed to serve as our permanent Chief Financial Officer in February of 2023. This stipend is in addition to his base salary set forth in the table above.
Short-Term Incentives
The STIP is a cash plan that rewards NEOs for the achievement of key short-term financial and operational objectives that the Compensation Committee views as critical to the execution of our business strategy and ensures each executive officer is focused on strategic goals that ultimately will drive long-term value for our stockholders.
The STIP is based entirely on YETI’s performance with respect to company performance metrics; to align with the market and ensure each executive officer is focused on the same strategic goals, there was no allocation to individual performance goals. All of our eligible employees participate in the STIP on generally the same terms, other than the target bonus opportunity amount and inclusion of additional performance components for employees other than the NEOs.

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The calculation of the STIP payout amount for each NEO can be summarized by the following formula:
Performance Measures
The amount of the payout, if any, under the STIP is based on our achievement against two performance metrics. The Compensation Committee incorporated these two measures, adjusted net sales and adjusted operating income, into the STIP in order to focus executive officers on the critical strategic priorities of revenue growth and operating profitability. These two metrics underscore the emphasis on growth and profitability, and the Compensation Committee considers them as building blocks to achieve our key strategic goals and to grow stockholder value.
* Adjusted net sales and adjusted operating income are a non-GAAP measures that we use to compare our performance to other companies. For a reconciliation of adjusted net sales and adjusted operating income as set forth in this Proxy Statement to the comparable GAAP measures, see “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
Performance Levels and Payout Levels
The Compensation Committee set goals for each of the performance measures at levels that it considered rigorous and challenging based, in part, on its evaluation of the relevant risks and opportunities. More specifically, the Compensation Committee reviewed the relevant financial objectives set forth in our AOP and assessed various factors related to the achievability of these goals, including the risks associated with achieving specific actions that underlie our AOP and the implied performance relative to prior years. Considering these factors, the fiscal 2022 target for adjusted net sales represented a 24% growth rate over our fiscal 2021 financial results, and the target for adjusted operating income represented a 21.2% growth rate over our fiscal 2021 financial results.
Having set the targets, the Compensation Committee also set the threshold and maximum performance levels. For fiscal 2022, the Compensation Committee set threshold at what it believed to be a high level of performance equating to 96% of the target for adjusted net sales and 94% of the target for adjusted operating income. The Compensation Committee set maximum at a level of performance equating to 105% of the target for adjusted net sales and 115% of the target for adjusted operating income, levels that required an exceptionally strong performance and represented a significant challenge.
Payout levels represent the amount to be paid to NEOs based on the level of actual performance relative to the goals. In order to motivate performance and underscore the importance of achieving, or closely approaching, the performance goals at this critical time in our development, the Compensation Committee set the payout at 0% for achievement below the threshold level of performance. If we achieve the target performance level for either metric, 100% of the target incentive payment for that metric will become payable to the NEOs, and if we achieve the maximum performance level for either metric, 200% of the target incentive payment for that metric will become payable to the NEOs. If the threshold performance

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level is achieved for either metric, performance between the threshold and target levels and between the target and maximum levels will result in a payout for each metric that is interpolated in a straight-line manner.
Performance Metric	Below Threshold ($)	Threshold ($)	Target ($)	Maximum ($)	Actual Result ($)	% Achievement	Payout %
Adjusted Net Sales	<1,680.3	1,680.3	1,750.3	1,837.8	1,633.6	93%	0%
	Less than ~96%	~96%	100%	~105%
Adjusted Operating Income	<336.1	336.1	357.6	411.2	274.3	77%	0%
	Less than ~94%	~94%	100%	~115%
Payout Percentage	0%	50%	100%	200%			0%
Note: $ in millions, except percentages.
Target Opportunities & Payout Determination
The Compensation Committee determines the target cash incentive opportunity available to each NEO by taking the individual’s base salary and multiplying it by the individual’s target incentive percentage. Among other factors, the target incentive percentages are determined with reference to peer group companies and market surveys and the proportion of total direct compensation represented by the annual incentive. In fiscal 2022, the target annual cash incentive percentages of the NEOs who were employed in fiscal 2021 remained unchanged from fiscal 2021.
The Compensation Committee verifies our achievement relative to the pre-established goals to determine the respective performance levels, and then translates those performance levels to payout levels based on the payout curve. The Compensation Committee then adds the amounts for the two portions together to determine the total fiscal 2022 STIP payout for each NEO. The Compensation Committee then presents the determination of the STIP payout amounts to the Board for its review.
As described above, although adjusted net sales increased 15.8% to a record $1,633.6 billion, and adjusted operating income decreased by 7.1% to $274.3 million, YETI’s performance failed to meet the required payment thresholds under our STIP, which resulted in no payments to any employees participating in the STIP, including our NEOs. We believe this demonstrates the rigor of our STIP targets and our commitment to paying for performance.
NEO	Eligible Salary	2022 Target Annual Cash Incentive Percentage	Payout Percentage	Total STIP Payout
Matthew J. Reintjes	$1,017,308	150%	0%	$0
Michael J. McMullen	$311,269	40%	0%	$0
S. Faiz Ahmad	$211,538	75%	0%	$0
Bryan C. Barksdale	$402,692	60%	0%	$0
Kirk A. Zambetti	$422,692	60%	0%	$0
Mr. Carbone and Ms. Castro were not eligible for any STIP payment for fiscal 2022 because their employment terminated prior to the end of fiscal 2022. Although no payments were made to our NEOs under the STIP, Mr. Ahmad was awarded a one-time bonus of $250,000 when he joined us in August of 2022. This bonus was provided as an incentive to join the Company, in light of the compensation he forfeited from his prior employer.
Long-Term Incentives
The third primary component of our executive compensation program, and the largest, is long-term equity incentives. The Compensation Committee has designed the long-term incentive opportunity to motivate and reward executive officers to achieve multiyear strategic goals and to deliver sustained long-term

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value to stockholders. (See “— Compensation Philosophy and Objectives — Compensation Philosophy — Alignment with our business strategy and stockholders’ interests”.) The long-term incentives create a strong link between payouts and performance and a strong alignment between the interests of executive officers and the interests of our stockholders. Long-term equity incentives also promote retention, as executive officers will only receive value if they remain employed by us over the required term, and they foster an ownership culture among our executive officers by making executive officers stockholders with a personal stake in the value they are intended to create.
Equity Vehicles

(1)
Excludes the new hire grant to Mr. Ahmad and the promotion grant to Mr. McMullen, as discussed elsewhere.

In 2022, the Compensation Committee determined to increase the weighting of the PBRS awards for our CEO so that 75% of the grant date value of our CEO’s equity awards are performance-based. In prior years, the weighting of our CEO’s PBRS awards was 50%, and we believe this increased weighting will further incentivize our CEO to continue driving our performance. The Compensation Committee has structured the mix of equity vehicles and the relative weight assigned to each type to further enhance the link between payouts and performance, and to ensure some amount of value delivery through restricted stock awards to maximize retention and reinforce an ownership culture and commitment to YETI. The PBRS has multi-year performance goals (three-year cumulative free cash flow and relative TSR), which promote consistent growth in stockholder value across a longer time horizon. The Compensation Committee selected free cash flow because it is a key performance metric for consumer goods companies and their stockholders and is indicative of our ability to generate liquidity and increase stockholder value. The Compensation Committee also included relative TSR as a modifier. The presence of relative TSR in our PBRS design directly links executive officer compensation to the creation of stockholder value and aligns the interests of executive officers with YETI and our stockholders. Relative TSR is measured against the companies in the Russell 2000 Index, which represents a broad index of relatively similarly sized companies. The PBRS awards will be eligible to become vested following the end of a three-year performance period based on cumulative free cash flow during the performance period, with the number of PBRS eligible to vest subject to potential modification based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period.

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Equity Vehicle	2022 Allocation	Performance/ Vesting Period	How Payouts Are Determined	Rationale for Use
PBRS	75% for our CEO; 50% for all other NEOs	• 3-year performance period with cliff vesting of award subject to performance measured during the performance period
•
Cumulative free cash flow measured over a three-year period, with a relative TSR modifier based on the performance of our stock price relative to the companies who were in the Russell 2000 Index as of the start of the performance period

• Prioritizes increasing stockholder value • Promotes long-term focus
Restricted Stock	25% for our CEO; 50% for all other NEOs	• 3-year vesting period: 1/3 after Year 1, then 1/6 semi-annually	• Value of stock	• Aligns with stockholders • Promotes retention • Provides value
With respect to the cumulative free cash flow performance metric, the Compensation Committee has approved threshold, target, and maximum performance levels at the time of grant as shown in the table below.
Performance Level	% of Target PBRS Eligible to Become Vested
Less Than Threshold	0%
Threshold	50%
Target	100%
Maximum or Greater	200%
Vesting for performance between any of the performance levels specified above is interpolated on a straight-line basis.
The number of PBRS determined to be eligible to become vested may be further modified based on YETI’s percentile ranking of its TSR compared to companies within the Russell 2000 Index as of the start of the performance period using 20 trading-day start and end periods to mitigate one day volatility in stock price (i.e., “Relative TSR Modifier”). The Relative TSR Modifier is applied using the following table.
TSR Percentile Rank	% of CFC PBRS to Vest
≤25%	80%
Between 25% and 75%	100% (i.e., no modification)
≥75%	120%
In all events, the maximum number of target PBRS that can vest is capped at 200%. We believe the cumulative three-year free cash flow target is attainable if we are able to successfully execute on our business plan and continue to grow our business.

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Target Long-Term Incentive Opportunities and 2022 Grants of PBRS & Time-Based Restricted Stock Awards
In February 2022, the Compensation Committee established target long-term incentive opportunities for each of the NEOs employed at that time. In establishing the size of the long-term incentive opportunity, the Compensation Committee considered the following:
•
the values of, allocations to, and proportion of total compensation represented by, the long-term incentive opportunities at the peer group companies and in market surveys;

•
individual performance and criticality of, and expected future, contributions of the NEO;

•
time in role, skills and level of experience; and

•
retention considerations.

In February 2022, the Compensation Committee increased executive target total LTIP incentive percentages to recognize prior years’ performance and achievements, to better align long-term compensation opportunity with our peer group companies, and to further incentivize long-term performance. Having established the target value of the long-term incentive, and the mix of equity vehicles, the Compensation Committee used the closing price on the date of grant to determine the actual number of PBRS and restricted stock to be granted to each NEO as shown in the table below.
NEO	2022 Total LTIP Incentive Percentage	2022 Target Opportunity ($)	PBRS ($)	PBRS (#)(1)	RS ($)	RS (#)
Matthew J. Reintjes	400%	4,100,000	3,075,000	51,003	1,025,000	17,001
Michael J. McMullen	100%	300,000	150,000	2,488	150,000	2,488
Bryan C. Barksdale	150%	608,000	304,000	5,042	304,000	5,042
Kirk A. Zambetti	150%	638,000	319,000	5,291	319,000	5,291
Paul C. Carbone	200%	1,150,000	575,000	9,537	575,000	9,537
Hollie S. Castro	200%	890,000	445,000	7,381	445,000	7,381

(1)
Reflects the number of PBRS for target performance goal.

The Compensation Committee intends to make grants of long-term incentive awards annually and may also grant long-term incentive awards when an individual is hired or promoted. Consistent with this approach and in connection with his appointment as our interim Chief Financial Officer in October of 2022, Mr. McMullen was granted an additional award of restricted stock units with a grant date value of $300,000 in recognition of his additional responsibilities. This award was designed to vest two months after a permanent Chief Financial Officer was appointed in order to encourage an orderly transition of Mr. McMullen’s interim role and incentivize him to remain employed through this period. On February 13, 2023, Mr. McMullen was appointed as our permanent Chief Financial Officer and so, this award will vest on April 13, 2023.
The Compensation Committee also awarded Mr. Ahmad a new-hire award in connection with his commencement of employment as our Chief Commercial Officer. The award had a grant date value of $3,000,000 consisting of restricted stock units that will vest over the same three-year period as our time-based awards. This new-hire award was intended to provide Mr. Ahmad with a meaningful equity interest subject to long-term vesting in order to link his interests to those of our stockholders.
Payouts of Previously Granted 2020-2022 PBRS Awards
In 2020, we granted each of our NEOs who was employed at that time an award of PBRS with substantially the same design as our 2022 PBRS awards described above. The applicable cumulative free cash flow target for the performance period was set at $294 million. Based on our performance during the three year performance period and taking into account the relative TSR modifier, the payout percentage for the 2020 PBRS awards was determined to be 200% of the target number of PBRS awarded.

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Additional Aspects of Long-Term Incentive Compensation
We make grants of long-term incentive equity under our 2018 Equity and Incentive Compensation Plan, which our stockholders approved and adopted in 2018. The grant dates for awards made in 2022 are detailed in the “2022 Grants of Plan-Based Awards” table later in this Proxy Statement. We generally intend to make annual grants during the first quarter of our fiscal year following the release of financial results for the preceding fiscal year.
Other Benefits
401(k) Plan
We offer a 401(k) defined contribution plan covering substantially all of our employees, including our NEOs. Participants may make voluntary contributions to the 401(k) plan, limited by certain Internal Revenue Code (“Code”) restrictions. We are responsible for the administrative costs of the 401(k) plan, and we provide discretionary matching contributions to employee contributions.
Health and Welfare Benefits
We offer broad-based medical, dental, vision, life, and disability plans to our NEOs and all of our other full-time employees.
Perquisites and Other Personal Benefits
We do not generally provide our executive officers, including the NEOs, with perquisites or other personal benefits, except for a comprehensive physical exam. These physicals are provided because we believe that they support our executive officers in maintaining their health, which serves a necessary business purpose, and the related amounts of compensation are not material to the overall executive compensation program.
We do not provide tax reimbursements or any other tax payments with respect to perquisites, including excise tax “gross-ups,” to any of our executive officers.
Severance Arrangements
We have adopted a senior leadership severance benefits plan (the “Severance Plan”), which covers all currently employed NEOs except the CEO, to provide protection in the event of a termination following a change in control or otherwise. The Severance Plan generally provides for severance amounts if the NEO’s employment is terminated by us without cause or by the NEO for good reason. For a termination not in connection with a change in control, the NEO is eligible to receive (a) a severance amount equal to 100% of his or her base salary, and (b) a pro rata STIP payout based on actual company performance for the year of termination. For terminations within two years after a change in control, the NEO is eligible to receive (x) a severance amount equal to 150% of the sum of base salary plus target annual incentive compensation amount at the time of termination, and (y) a pro rata STIP payout. The Severance Plan also provides for reimbursement for health benefit continuation of up to 12 to 18 months. The payments and benefits provided under the Severance Plan are contingent upon the affected NEO’s execution and non-revocation of a general release of claims and compliance with specified restrictive covenants. See “— Potential Payments upon a Termination or Change in Control,” which describes the payments to which the participating NEOs may be entitled under the Severance Plan. Mr. Carbone and Ms. Castro did not receive any benefits under the Severance Plan in connection with their terminations of employment during fiscal 2022.
Our CEO does not participate in the Severance Plan because he is entitled to severance benefits under his employment agreement that was entered into during 2018. Our CEO’s severance benefits are based on a 1.5x multiple for qualifying terminations not in connection with a change in control and a 2x multiple for qualifying terminations in connection with a change in control. The severance arrangements for our CEO are described below under “— 2022 Summary Compensation Table — Employment Agreement of Mr. Reintjes.”

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V.
ADDITIONAL COMPENSATION POLICIES AND PRACTICES

Executive Stock Ownership Guidelines
We believe that YETI and our stockholders are best served when executive officers manage the business with a long-term perspective. As such, we adopted stock ownership guidelines, as we believe stock ownership is an important tool to strengthen the alignment of interests among our executive officers and our stockholders, to reinforce executive officers’ commitment to us and to demonstrate our commitment to sound corporate governance. The current executive stock ownership requirements for our executive officers are as follows:
Position	Multiple of Base Salary
CEO	6x
Other Executive Officers	3x
There is no required time period within which an executive officer must attain the applicable target ownership. However, until the stock ownership guidelines have been satisfied, each executive officer or other identified senior employee is required to retain (i) 50% of the shares underlying all of such individual’s vested stock options (or shares received by such individual upon exercise of vested stock options) and (ii) 50% of the net profit shares on exercise, vesting or earning of any equity award granted on or following October 24, 2018. All currently employed NEOs, other than Messrs. Ahmad and McMullen, are in compliance with these requirements. Messrs. Ahmad and McMullen became executive officers in late 2022 and are progressing toward compliance.
Clawback Policy
We have adopted a clawback policy designed to recover incentive compensation paid to executive officers based on erroneously prepared financial statements. If an accounting restatement is required because of material noncompliance with any financial reporting requirement, all incentive compensation paid or credited to any current or former executive officer who willfully committed misconduct that contributed to the noncompliance for the restated period will be recalculated based on restated results. To the extent the recalculated incentive compensation is less than the incentive compensation actually paid or credited to such executive officer for that period, the excess amount must be forfeited or returned to us. Alternatively, we are authorized to offset the forfeitable amount from compensation owed currently or in the future to such executive officer. The Compensation Committee is authorized to interpret this policy and make all determinations necessary for the policy’s operation.
Additionally, if any current or former executive officer or any other senior employee identified by the Compensation Committee who received incentive compensation from us on or after the effective date of the clawback policy engages in serious misconduct or activity otherwise prohibited by the clawback policy, we have the right to use reasonable efforts to recover from such executive officer or senior employee any amount of incentive compensation the Compensation Committee reasonably and in good faith deems appropriate. The clawback policy applies to incentive compensation granted on or after the effective date of the policy.
Anti-Hedging and Anti-Pledging Policies
See “— Anti-Hedging and Anti-Pledging Policies” on page 23 for a description of YETI’s anti-hedging and anti-pledging policies which apply to our directors, NEOs, and other employees.
Policy with Respect to Section 162(m) of the Internal Revenue Code
Section 162(m) of the Code generally prohibits a publicly held company from deducting compensation paid to a current or former NEO that exceeds $1.0 million during the tax year.
The Compensation Committee notes the Section 162(m) deductibility limitation as one of the factors in its consideration of compensation matters. The Compensation Committee has the flexibility to take any compensation-related actions that it determines are in the best interests of YETI and our stockholders, including awarding compensation that may not be deductible for tax purposes. There can be no assurance that any compensation will in fact be deductible as a result of the limitations under Section 162(m).

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COMPENSATION COMMITTEE REPORT
This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by YETI under the Securities Act of 1933 or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent YETI incorporates such Report by specific reference.
The Compensation Discussion and Analysis was prepared by the management of YETI. YETI is responsible for the Compensation Discussion and Analysis and for the disclosure controls relating to executive compensation. The Compensation Discussion and Analysis is not a report or disclosure of the Compensation Committee.
The Compensation Committee met with the management of YETI and its independent compensation consultant to review and discuss the Compensation Discussion and Analysis.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the management of YETI. Based on this review and these discussions, we have recommended to the Board that the Compensation Discussion and Analysis be included in YETI’s Annual Report on Form 10-K and YETI’s proxy statement for the 2023 Annual Meeting of Stockholders.
The preceding report has been furnished by the following members of the Compensation Committee:
Dustan E. McCoy, Chair
Tracey D. Brown
Frank D. Gibeau
Mary Lou Kelley

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2022 SUMMARY COMPENSATION TABLE
The following table sets forth information regarding all compensation awarded to, earned by or paid to our NEOs during fiscal years 2020, 2021 and 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Matthew J. Reintjes President and Chief Executive Officer	2022	1,017,308	—	4,313,664	—	8,082	5,339,054
	2021	969,231	—	3,821,928	2,878,615	8,700	7,678,474
	2020	919,231	—	3,237,499	2,108,485	—	6,265,215
Michael J. McMullen Senior Vice President, Chief Financial Officer and Treasurer	2022	311,269	—	610,418	—	8,884	930,571
	2021
	2020
S. Faiz Ahmad Senior Vice President and Chief Commercial Officer	2022	211,538	250,000	3,000,017	—	84,717	3,546,272
Bryan C. Barksdale Senior Vice President, General Counsel and Secretary	2022	402,692	—	629,090	—	6,947	1,038,729
	2021	388,269	—	881,995	461,264	6,698	1,738,226
	2020	372,981	—	562,517	410,652	4,975	1,351,125
Kirk A. Zambetti Senior Vice President of Sales	2022	422,692	—	660,158	—	9,150	1,092,000
	2021	408,269	—	929,027	485,024	8,700	1,831,020
	2020	392,692	—	592,499	432,354	8,550	1,426,095
Paul C. Carbone Former Senior Vice President, Chief Financial Officer and Treasurer	2022	493,750	—	1,189,931	—	9,150	1,692,831
	2021	547,115	—	1,646,411	812,466	8,700	3,014,692
	2020	522,115	—	1,049,993	718,561	8,550	2,299,219
Hollie S. Castro Former Chief Human Resources Officer and SVP of ESG	2022	296,442	—	920,927	—	8,901	1,226,270
	2021	421,538	—	929,027	500,787	8,700	1,860,052
	2020	390,673	—	592,499	430,131	8,550	1,421,853

(1)
The amounts shown in the Stock Awards column represent the aggregate grant date fair value of the RSUs, PBRS and shares of time-based restricted stock granted to our NEOs, computed in accordance with FASB Accounting Standards Codification Topic 718 (“Topic 718”). The amount attributable to the PBRS awards shown in the Stock Awards column reflects the value of PBRS awards based on target performance, which was the probable outcome of the applicable performance conditions as determined on the grant date, which results in a grant date fair value for the 2022 PBRS awards as follows: Mr. Reintjes $3,288,673; Mr. McMullen $160,426; Mr. Barksdale $325,108; Mr. Zambetti $341,164; Mr. Carbone $614,956; and Ms. Castro $475,927. If there is a maximum payout under the 2022 PBRS awards, assuming no change in stock price, the values for such awards would be as follows: Mr. Reintjes $6,056,096; Mr. McMullen $295,425; Mr. Barksdale $598,687; Mr. Zambetti $628,253; Mr. Carbone $1,132,423; and Ms. Castro $876,420. For information regarding assumptions, factors and methodologies used in our computations pursuant to Topic 718, see Note 9 (Stock-Based Compensation) to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(2)
The amounts shown in the Non-Equity Incentive Plan Compensation column are comprised of amounts paid in respect of the STIP, as determined by the Compensation Committee and in accordance with the plan and the awards thereunder. As described above, no NEOs received a payout under the STIP for 2022 because our performance fell below the threshold performance targets.

(3)
Amounts disclosed in this column reflect Company contributions to the tax-qualified 401(k) retirement plan, and, for Mr. Ahmad, reimbursement of relocation expenses in the amount of $84,717.

YETI 2023 PROXY STATEMENT   |   49

EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
Matthew J. Reintjes. We entered into an amended and restated employment agreement with Mr. Reintjes, our President and CEO, effective October 25, 2018. Pursuant to Mr. Reintjes’ employment agreement, for each calendar year during the employment period beginning on or after January 1, 2019, Mr. Reintjes’ target annual incentive award is equal to a minimum of 100% of his annual base salary amount for the applicable calendar year, but the actual amount of such bonus may be less than or exceed such target amount, depending on our performance. For the 2022 calendar year, Mr. Reintjes’ annual eligible salary was $1,025,000, his target annual incentive award opportunity was equal to 150% of his eligible salary, and he received a cash incentive award of $0 because the threshold performance levels under the STIP were not achieved. Mr. Reintjes’ employment agreement provides for an initial term of three years and automatic renewal for additional one-year terms, unless either party provides at least 60 days’ notice of nonrenewal. Mr. Reintjes’ employment agreement provides that we will use our good faith efforts to nominate Mr. Reintjes for re-election to the Board and procure his re-election at any applicable meeting of stockholders (when Mr. Reintjes’ term as a director would otherwise expire) held for the purposes of electing directors. Under the employment agreement, Mr. Reintjes is an at-will employee and is subject to customary restrictive covenants, including non-competition and non-solicitation of customer covenants for a period of 12 months following his termination of employment if his employment is terminated during the change in control protection period (as defined in his employment agreement) or 18 months if his employment is terminated outside of the change in control protection period. The severance provisions applicable to Mr. Reintjes are discussed below under “— Potential Payments upon Termination or Change of Control.”
Other NEOs. Each of our other currently employed NEOs, Michael J. McMullen, S. Faiz Ahmad, Bryan C. Barksdale, and Kirk A. Zambetti, is a participant in the Severance Plan, as discussed below under “— Senior Leadership Severance Benefits Plan.” The severance provisions applicable to each of these NEOs are discussed below under “— Potential Payments upon Termination or Change of Control.”

50   |   YETI 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

FISCAL 2022 GRANTS OF PLAN-BASED AWARDS TABLE
The following table sets forth information regarding plan-based awards granted to our NEOs during fiscal 2022:
Name	Grant Date	Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value Of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Matthew J. Reintjes		Annual Incentive	762,981	1,525,962	3,051,924
	2/18/2022	RS							17,001	1,024,990
	2/18/2022	PBRS				25,502	51,003	102,006		3,288,673
Michael J. McMullen		Annual Incentive	62,254	124,508	249,015
	2/18/2022	RS							2,488	150,002
	2/18/2022	PBRS				1,244	2,488	4,976		160,426
	10/28/2022	RSU							9,174	299,990
S. Faiz Ahmad		Annual Incentive	79,327	158,654	317,308
	8/9/2022	RSU							70,258	3,000,017
Bryan C. Barksdale		Annual Incentive	120,808	241,615	483,231
	2/18/2022	RS							5,042	303,982
	2/18/2022	PBRS				2,521	5,042	10,084		325,108
Kirk A. Zambetti		Annual Incentive	126,808	253,615	507,231
	2/18/2022	RS							5,291	318,994
	2/18/2022	PBRS				2,646	5,291	10,582		341,164
Paul C. Carbone		Annual Incentive	185,156	370,313	740,625
	2/18/2022	RS							9,537	574,986
	2/18/2022	PBRS				4,769	9,537	19,074		614,946
Hollie S. Castro		Annual Incentive	88,933	177,865	355,730
	2/18/2022	RS							7,381	445,000
	2/18/2022	PBRS				3,691	7,381	14,762		475,927
Annual Incentive Plan
(1)
The amounts disclosed in these columns reflect the threshold, target and maximum annual cash incentive opportunities for fiscal 2022 under the STIP. The amounts of the annual cash incentives opportunities depend on the eligible salary of the NEO for the year. Annual cash incentive opportunities are subject to achievement relative to two performance measures, adjusted operating income and adjusted net sales, weighted 60% and 40%, respectively. Each performance measure has a threshold, target and maximum performance level such that performance below the threshold level results in no annual cash incentive payment, performance at threshold level results in a payout of 50% of the target bonus amount, performance at target level results in a payout of 100% of the target bonus amount, and performance at or above the maximum results in a payout of 200% of the target bonus amount. Linear interpolation will be used to determine the applicable payout amount between threshold and target and between target and maximum. As described above, no NEOs received any payout under the STIP for fiscal 2022 because our performance fell below the threshold performance targets.

Performance-based Restricted Stock Awards
(2)
The amounts disclosed in these columns reflect the threshold, target and maximum PBRS awards granted to our NEOs in fiscal 2022 and eligible to vest following the end of a three-year performance period based on cumulative free cash flow during the performance period, with the number of PBRS eligible to vest subject to potential modification based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period. Each performance measure has a threshold, target and maximum performance level such that performance below the threshold level results in no PBRS becoming vested, performance at threshold level results in a payout of 50% of the target PBRS amount, performance at target level results in a payout of 100% of the target PBRS amount, and performance at or above the maximum results in a payout of 200% of the target PBRS amount. Vesting for performance between any of the performance levels is interpolated on a straight-line basis. Valuation of PBRS awards was determined based on target performance, which was the probable outcome of the performance conditions as of the grant date. See Footnote 1 to the Summary Compensation Table above for more details on this valuation.

YETI 2023 PROXY STATEMENT   |   51

EXECUTIVE COMPENSATION
Time-based Restricted Stock Awards
(3)
Amounts disclosed in this column reflect the number of time-based restricted stock or unit awards granted to our NEOs in fiscal 2022. Except as described below, the time-based restricted stock or unit awards vest over three years; one-third of the shares of restricted stock or units underlying the award vest on the first anniversary of the grant date, and one-sixth of the shares of restricted stock or units underlying the award will vest on each of the first four six-month anniversaries thereafter. Mr. McMullen’s restricted stock unit grant awarded on October 28, 2022, related to his appointment as Interim Chief Financial Officer, will vest on the date that is two months following the date the Board appoints a permanent Chief Financial Officer. The appointment of Mr. McMullen as the permanent Chief Financial Officer was made on February 13, 2023 and Mr. McMullen’s grant will vest on April 13, 2023. The grant date fair value of the time-based restricted stock and unit awards is computed in accordance with Topic 718 using the closing price of a YETI share on the grant date.

52   |   YETI 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END TABLE
The following table sets forth information regarding outstanding equity awards held by each of our NEOs as of December 31, 2022:
		Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)(3)	Market Value of Shares or Units That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(6)
Name		Exercisable (#)(1)	Unexercisable (#)(2)
Matthew J. Reintjes	10/24/2018(7)	321,691			18.00	10/24/2028
	2/15/2019(8)	179,059			22.84	2/15/2029
	2/14/2020(8)						11,501	475,106
	2/12/2021(8)						12,514	516,953
	2/18/2022(8)						17,001	702,311
	2/14/2020(9)								59,150	2,443,487
	2/12/2021(9)								50,058	2,067,896
	2/18/2022(9)								102,006	4,213,868
Michael J. McMullen	10/24/2018(7)	8,639			18.00	10/24/2018
	2/15/2019(8)	2,805			22.84	2/15/2029
	7/30/2020(8)						1,040	42,962
	2/14/2020(8)						920	38,005
	2/12/2021(8)						1,270	52,464
	2/18/2022(8)						2,488	102,779
	10/28/2022(10)						9,174	378,978
	2/14/2020(9)								4,734	195,562
	2/12/2021(9)								5,082	209,937
	2/18/2022(9)								4,976	205,559
S. Faiz Ahmad	8/9/2022(8)						70,258	2,902,358
Bryan C. Barksdale	10/24/2018(7)	28,737			18.00	10/24/2028
	2/15/2019(8)	18,556			22.84	2/15/2029
	2/14/2020(8)						1,998	82,537
	2/12/2021(8)						2,887	119,262
	2/18/2022(8)						5,042	208,285
	2/14/2020(9)								10,277	424,543
	2/12/2021(9)								11,552	477,213
	2/18/2022(9)								10,084	416,570
Kirk A. Zambetti	10/24/2018(7)	24,573			18.00	10/24/2018
	2/15/2019(8)	10,395			22.84	2/15/2029
	2/14/2020(8)						2,104	86,916
	2/12/2021(8)						3,042	125,665
	2/18/2022(8)						5,291	218,571
	2/14/2020(9)								10,825	447,181
	2/12/2021(9)								12,168	502,660
	2/18/2022(9)								10,582	437,142
Paul C. Carbone(11)
Hollie S. Castro(11)

(1)
Amounts disclosed in this column reflect the number of options granted to our NEOs that were subject to time-based vesting and have vested. The options generally expire ten years from the date of grant and have an exercise price of no less than 100% of the fair market value of a YETI share on the date of grant. See “2022 Potential Payments Upon Termination or Change in Control” for information on the treatment of options upon retirement, death, disability, termination or change in control.

YETI 2023 PROXY STATEMENT   |   53

EXECUTIVE COMPENSATION
(2)
Amounts disclosed in this column reflect the number of options granted to our NEOs that were subject to time-based vesting that had not vested as of December 31, 2022.

(3)
Amounts disclosed in this column reflect the number of unvested RSUs and shares of restricted stock granted that were subject to time-based vesting. See “2022 Potential Payments Upon Termination or Change in Control” for information on the treatment of RSUs and shares of restricted stock upon retirement, death, disability, termination or change in control.

(4)
Amounts disclosed in this column reflect the market value of the RSUs and shares of time-based restricted stock as reported in the preceding column using the closing price of a YETI share as reported on the New York Stock Exchange on December 30, 2022, the last trading day of our fiscal year, multiplied by the number of shares underlying each award.

(5)
Amounts disclosed in this column reflect the number of PBRS that would be paid out if the maximum performance goal is achieved. See “2022 Potential Payments Upon Termination or Change in Control” for information on the treatment of PBRS upon retirement, death, disability, termination or change in control.

(6)
Amounts disclosed in this column reflect the market value of the PBRS as reported in the preceding column using the closing price of a YETI share as reported on the New York Stock Exchange on December 30, 2022, the last trading day of our fiscal year, multiplied by the number of shares underlying each award.

(7)
Unvested portion of the award vests in four equal annual installments beginning on the second anniversary of the grant date.

(8)
Vest one-third on the first anniversary of the grant date and one-sixth on each of the first four six-month anniversaries thereafter.

(9)
Vest following the end of a three-year performance period based on cumulative free cash flow during the performance period, subject to potential modification based on YETI’s TSR relative to the TSR of the companies who were in the Russell 2000 Index as of the start of the performance period.

(10)
The equity award granted to Mr. McMullen on October 28, 2022 will vest on the date that is two months following the date the Board appoints a permanent Chief Financial Officer. The appointment of Mr. McMullen as the permanent Chief Financial Officer was made on February 13, 2023 and Mr. McMullen’s grant will vest on April 13, 2023.

(11)
As a result of their terminations of employment during 2022, Mr. Carbone and Ms. Castro no longerheld any outstanding equity awards as of December 31, 2022.

54   |   YETI 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLANS
2018 Equity and Incentive Compensation Plan. In September 2018, the Board approved and adopted the 2018 Equity and Incentive Compensation Plan (the “2018 Plan”). The 2018 Plan is administered by the Compensation Committee which has the authority to determine eligible participants in the 2018 Plan and to interpret and make determinations under the 2018 Plan. Pursuant to the 2018 Plan, YETI may grant stock options, stock appreciation rights, restricted stock, RSUs, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our common stock. The Board is generally authorized to amend the 2018 Plan as it deems necessary, provided that it may not amend the 2018 Plan without our stockholders’ approval if the amendment would (i) materially increase the benefits accruing to participants, (ii) materially increase the number of shares that may be issued under the 2018 Plan, (iii) materially modify the requirements of participation, (iv) allow for the repricing of stock options or stock appreciation rights, or (v) otherwise require stockholder approval. The Compensation Committee may amend the terms of any award granted under the 2018 Plan but no amendment may adversely affect the rights of a participant with respect to an outstanding award without the participant’s consent.
2012 Equity and Performance Incentive Plan (as amended and restated June 20, 2018). Prior to the adoption of the 2018 Plan, the Compensation Committee awarded nonqualified stock options and RSUs pursuant to the 2012 Equity and Performance Incentive Plan (as amended, the “2012 Plan”) which was originally adopted in June 2012. Subject to the provisions of the 2012 Plan, the Board has the power to interpret and administer the 2012 Plan and any award agreement and to determine the terms of awards. Following our IPO in October 2018, no shares are available for issuance pursuant to new awards under the 2012 Plan.

FISCAL 2022 OPTION EXERCISES AND STOCK VESTED TABLE
The following table provides information about the number of shares issued upon option exercises, the number of stock awards that vested, and the value realized on exercise or vesting, by our NEOs during fiscal 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
Matthew J. Reintjes	—	—	45,095	2,610,658
Michael J. McMullen	—	—	4,012	233,319
S. Faiz Ahmad	—	—	—	—
Bryan C. Barksdale	—	—	8,841	514,081
Kirk A. Zambetti	—	—	9,304	540,931
Paul C. Carbone	178,507	3,136,455	16,499	959,344
Hollie S. Castro	12,192	156,545	9,208	534,543

(1)
The amounts shown in this column represent the number of shares acquired on the exercise of options during fiscal 2022.

(2)
The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the closing price of a YETI share on the date of exercise.

(3)
Amounts disclosed in this column reflect the number of RSUs and shares of restricted stock that vested during fiscal 2022.

(4)
Amounts disclosed in this column reflect the value realized upon vesting of the RSUs and shares of restricted stock, as calculated based on the price of a YETI share on the vesting date, multiplied by the number of shares underlying each award.

YETI 2023 PROXY STATEMENT   |   55

EXECUTIVE COMPENSATION
POST-TERMINATION COMPENSATION
SENIOR LEADERSHIP SEVERANCE BENEFITS PLAN
Each of our currently employed NEOs other than the CEO participates in the Severance Plan, under which each participant is entitled to severance in connection with certain terminations of employment, subject to the participant’s execution of a release of claims. Each participant, including Messrs. Ahmad, Barksdale, McMullen, and Zambetti, is required to execute a participation agreement, which designates a participant’s applicable participation level, and a restrictive covenants agreement, as a condition of participating in the Severance Plan. Under the restrictive covenants agreements, each participant is subject to customary restrictive covenants, including non-competition and non-solicitation of customer covenants following termination, which for Messrs. Ahmad, Barksdale, McMullen, and Zambetti will continue for a period of 12 months. The severance provisions applicable to each of our NEOs (other than the CEO) under the Severance Plan are discussed below under “— Potential Payments upon Termination or Change of Control.”
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
Mr. Reintjes’ employment agreement provides for certain payments to be made in connection with certain terminations of employment. Under Mr. Reintjes’ employment agreement, Mr. Reintjes is entitled to severance, subject to his execution of a release of claims, as follows:
•
If Mr. Reintjes’ employment is terminated by us without cause (as such term is defined in Mr. Reintjes’ employment agreement) or by Mr. Reintjes for good reason (as such term is defined in Mr. Reintjes’ employment agreement), and such termination occurs outside of the change in control protection period (as such term is defined in Mr. Reintjes’ employment agreement), Mr. Reintjes will be eligible to receive a severance payment in an amount equal to 150% of the sum of his annual base salary amount plus target annual incentive compensation amount for the year in which such termination occurs. This amount would be paid over the 18-month period following Mr. Reintjes’ termination of employment. Mr. Reintjes will also be eligible to receive a pro rata portion of his annual incentive compensation payment for the year of termination, based on actual performance for the full year and the number of days he was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which Mr. Reintjes’ employment terminates or (b) the 61st day after the date on which Mr. Reintjes’ employment terminates. In addition, we will reimburse Mr. Reintjes for the full amount of his premiums for health care continuation coverage for a period of up to 18 months.

•
If Mr. Reintjes’ employment is terminated by us without cause or by Mr. Reintjes for good reason, and such termination occurs during the change in control protection period, Mr. Reintjes will be eligible to receive a severance payment in an amount equal to 200% of the sum of his annual base salary amount plus his target annual incentive compensation amount for the year in which such termination occurs. This amount generally would be paid in a single lump sum following Mr. Reintjes’ termination of employment; although a portion of this amount would be paid over the 18-month period following Mr. Reintjes’ termination of employment if required under Section 409A of the Code. Mr. Reintjes will also be eligible to receive a pro rata portion of his target annual incentive compensation payment for the year of termination, based on the number of days he was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which Mr. Reintjes’ employment terminates or (b) the 61st day after the date on which Mr. Reintjes’ employment terminates. In addition, we will reimburse Mr. Reintjes for the full amount of his premiums for health care continuation coverage for a period of up to 18 months.

•
Mr. Reintjes’ employment agreement also contains a net-better Section 280G cutback provision, which provides that, if payments to Mr. Reintjes would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to an excise tax under Section 4999 of the Code, then such payments would be reduced by the amount needed to avoid triggering such tax, provided that such reduction leaves Mr. Reintjes in a better after-tax position than if such payments had not been reduced (taking into account the effect of the excise tax).

56   |   YETI 2023 PROXY STATEMENT

EXECUTIVE COMPENSATION
Under the Severance Plan, each participating NEO is entitled to severance, subject to his or her execution of a release of claims, as follows:
•
If the employment of either of Messrs. Ahmad, Barksdale, McMullen or Zambetti is terminated by us without cause (as such term is defined in the Severance Plan) or by the applicable executive for good reason (as such term is defined in the Severance Plan), and such termination does not occur during the change in control protection period (as such term is defined in the Severance Plan), such executive will be eligible to receive a severance amount equal to 100% of his or her respective annual base salary amount (the “Base Severance Amount”). The Base Severance Amount would be paid over the 12-month period following the applicable executive’s termination of employment. Such executive will also be eligible to receive a pro rata portion of his or her respective annual incentive compensation payment for the year of termination, based on actual performance for the full year and the number of days the applicable executive was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which the applicable executive’s employment terminates or (b) the 61st day after the date on which the applicable executive’s employment terminates. In addition, we will reimburse the applicable executive for the full amount of his or her premiums for health care continuation coverage for a period of up to 12 months.

•
If the employment of either of Messrs. Ahmad, Barksdale, McMullen or Zambetti is terminated by us without cause or by the applicable executive for good reason, and such termination occurs during the change in control protection period, such executive will be eligible to receive a severance payment equal to 150% of the sum of his or her annual base salary amount plus target annual incentive compensation amount (the “Enhanced Severance Amount”). The Enhanced Severance Amount generally would be paid in a single lump sum following the applicable executive’s termination of employment; although a portion of this amount would be paid over the 12-month period following the applicable executive’s termination of employment, if required under Section 409A of the Code. Such executive will also be eligible to receive a pro rata portion of his or her target annual incentive compensation payment for the year of termination, based on the number of days he or she was employed during such year, to be paid in a lump sum at the later of (a) the time when annual incentive compensation payments are paid to our executive officers for the calendar year in which the applicable executive’s employment terminates or (b) the 61st day after the date on which the applicable executive’s employment terminates. In addition, we will reimburse the applicable executive for the full amount of his or her premiums for health care continuation coverage for a period of up to 18 months.

•
For purposes of the Severance Plan, the change in control protection period is the 24-month period following a change in control (as defined in the Severance Plan). If a change in control occurs during the six-month period following termination of the employment of either of Messrs. Ahmad, Barksdale, McMullen or Zambetti by us without cause, or by the applicable executive for good reason, and such termination of employment (or the event giving rise to the termination for good reason) occurred at the request of a third party which had taken steps reasonably calculated or intended to effectuate such change in control, or otherwise arose in connection with or in anticipation of such change in control, then such executive would be entitled to receive the Enhanced Severance Amount, less any portion of the Base Severance Amount that was previously paid.

•
The Severance Plan also contains a net-better Section 280G cutback provision, which provides that, if payments to a participant would constitute “parachute payments” within the meaning of Section 280G of the Code and be subject to an excise tax under Section 4999 of the Code, then such payments would be reduced by the amount needed to avoid triggering such tax, provided that such reduction leaves the participant in a better after-tax position than if such payments had not been reduced (taking into account the effect of the excise tax).

YETI 2023 PROXY STATEMENT   |   57

EXECUTIVE COMPENSATION
POST-EMPLOYMENT COMPENSATION TABLE
Set forth below are the amounts that our NEOs would have received upon a change in control or qualifying termination as of December 31, 2022. In calculating the amounts in the table, YETI based the stock distribution values on a price of $41.31 per share, which was the closing price of our common stock on the NYSE as of December 30, 2022, the last trading day of our fiscal year. Mr. Carbone and Ms. Castro are not included in the table below because each executive’s employment terminated during 2022. Mr. Carbone and Ms. Castro did not receive any benefits under the Severance Plan or otherwise in connection with their terminations of employment during 2022.
Name	Compensation Component	Termination(a) Following Change in Control ($)	Involuntary or Good Reason Termination ($)	Death or Disability ($)
Matthew J. Reintjes President and Chief Executive Officer	Cash Severance	5,101,924(1)	3,826,443(2)	—
	Annual Incentive	1,525,962(3)	—(4)	—
	Long Term Incentives	6,056,996(5)	—	6,056,996(5)
	Benefits and Perquisites:	24,337(6)	24,337(6)	—
	Total:	12,709,219	3,850,780	6,056,996
Michael J. McMullen Senior Vice President, Chief Financial Officer and Treasurer	Cash Severance	800,178(7)	300,000
	Annual Incentive	233,452(3)	—(4)
	Long Term Incentives	920,717(5)	—	920,717
	Benefits and Perquisites:	23,344(6)	—
	Total:	1,977,690	300,000	920,717
S. Faiz Ahmad Senior Vice President and Chief Commercial Officer	Cash Severance	1,142,307(7)	550,000	—
	Annual Incentive	211,538(3)	—(4)	—
	Long Term Incentives	2,902,358(5)	—	2,902,358
	Benefits and Perquisites:	27,091(6)	—	—
	Total:	4,283,294	550,000	2,902,358
Bryan C. Barksdale Senior Vice President, General Counsel and Secretary	Cash Severance	969,923(7)	405,000(8)	—
	Annual Incentive	241,615(3)	—(4)	—
	Long Term Incentives	1,069,247(5)	—	1,069,247(5)
	Benefits and Perquisites:	19,229(6)	12,819(9)	—
	Total:	2,300,015	417,819	1,069,247
Kirk A. Zambetti Senior Vice President of Sales	Cash Severance	1,271,538(7)	425,000(8)	—
	Annual Incentive	422,692(3)	—(4)	—
	Long Term Incentives	1,124,644(5)	—	1,124,644(5)
	Benefits and Perquisites:	24,337(6)	16,224(9)	—
	Total:	2,843,211	441,224	1,124,644

(a)
Involuntary termination without Cause or voluntary termination with Good Reason.

(1)
Under the CEO’s Amended and Restated Employment Agreement, amount is 2.0 times the sum of base salary plus the target annual incentive award.

(2)
Under the CEO’s Amended and Restated Employment Agreement, amount is 1.5 times the sum of base salary plus the target annual incentive award.

(3)
Under the CEO’s Amended and Restated Employment Agreement and the Severance Plan, amount is the pro rata target annual incentive for the year of termination.

(4)
Amount is the actual annual incentive that had been earned as of December 31, 2022.

(5)
Under the terms of the individual PBRS, time-based restricted stock, RSU and stock option award agreements, upon (i) an involuntary termination without cause or voluntary termination with good reason that occurs within two years following a change in control, all unvested PBRS, time-based restricted stock, RSUs and stock options will vest, with the number of PBRS to vest equal to the target number of PBRS subject to such award, or (ii) a termination of employment due to death or disability, all unvested PBRS (based on the target number of PBRS subject to such award), shares of time-based restricted stock, RSUs and stock options will vest. Unvested PBRS (based on the target number of PBRS subject to an award), shares of time-based restricted stock, RSUs and stock options would also vest if awards were not assumed in the change in control. The amount shown is the value of all unvested stock options based on the difference between the exercise price and the price of a

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EXECUTIVE COMPENSATION
YETI share as of December 31, 2022 plus the market value of all unvested PBRS (assuming target performance), shares of time-based restricted stock, and RSUs based on the price of a YETI share as of December 31, 2022.
(6)
Amount is YETI’s reimbursement for the full amount of the COBRA premium payments for an 18-month period following termination.

(7)
Under the Severance Plan, amount is 1.5 times the sum of base salary plus target annual incentive award.

(8)
Under the Severance Plan, amount is equal to 1.0 times the executive’s base salary.

(9)
Under the Severance Plan, amount is YETI’s reimbursement to the Executive for the full amount of COBRA premium payments for a 12-month period following termination.

CEO PAY RATIO
For fiscal 2022, the median of the annual total compensation of all employees of YETI (other than our CEO) was $90,220, and the annual total compensation of our CEO, Matthew J. Reintjes, was $5,339,054. Based on this information, for fiscal 2022, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was approximately 59 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
The methodology and the material assumptions, adjustments and estimates that we used to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” were as follows:
Using the same median employee as 2021 proxy and have updated the compensation and ratio since there have been no changes in our employee population or compensation arrangements that would significantly impact this disclosure. When we originally identified the median employee for 2021, we used the following methodology:
•
As of November 1, 2021, our employee population consisted of approximately 802 individuals globally, of which 726 were in the United States and 76 were outside of the United States.

•
In accordance with the “de minimis exemption” adjustment permitted under SEC rules, which allows the exclusion of non-U.S. employees constituting less than 5% of the total employee population from the median employee calculation, we excluded 32 employees (representing fewer than 5% of our total employee population, excluding the CEO, as of November 1, 2021) from 3 countries as follows: 25 employees in China, 3 employees in Singapore, and 4 employees in the Philippines. After the exclusions, 726 employees in the United States and 44 employees located outside of the United States were considered for identifying the median employee.

•
To identify our “median employee,” we analyzed the actual total earnings compiled from our payroll records for the one-year period ending December 31, 2021 to determine the median employee. Actual earnings included base pay, overtime compensation, bonuses and other incentive pay (including commissions and fringe benefits).

•
We annualized the compensation of the employees who were hired during the applicable period, but who did not work for us during the entire 12 months.

•
We did not make any cost-of-living adjustments to adjust for employees living outside of Austin, Texas.

•
For employees in foreign jurisdictions, we converted amounts paid in local currencies to U.S. dollars using the exchange rate as of November 1, 2021.

•
We determined that our median employee was a full-time corporate employee located in the United States.

•
With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for fiscal 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $90,220.

With respect to the annual total compensation for our CEO, we used the amount reported in the “Total” column of the “Summary Compensation Table” set forth above.

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EXECUTIVE COMPENSATION
Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

Pay Versus Performance
Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance. The material that follows is provided in compliance with these rules; however, additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis”.
The following table provides information regarding compensation actually paid to our principal executive officer, or PEO, and other NEOs for each year from 2020 to 2022, compared to our total shareholder return (TSR) from December 31, 2019 through the end of each such year, and our Net Income and Free Cash Flow for each such year.
Year (a)	Summary Compensation Table Total for PEO (b)(1)(2)	Compensation Actually Paid to PEO (c)(1)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (e)(5)	Value of Initial Fixed $100 Investment Based On:		Net Income ($K) (h)(8)	Free Cash Flow ($K) (i)(9)
					Total Shareholder Return (f)(6)	Peer Group Total Shareholder Return (g)(7)
2022	$5,339,054	$(7,614,737)	$1,587,779	$(1,240,176)	$119	$54	$89,693	$274,297
2021	$7,678,474	$15,382,394	$2,110,998	$3,820,836	$238	$95	$212,602	$295,132
2020	$6,265,215	$22,557,443	$1,624,573	$5,145,307	$197	$90	$155,801	$224,296

(1)
Our PEO was Matthew J. Reintjes.

(2)
Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for such listed year.

(3)
Compensation actually paid does not mean that our PEO was actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of summary compensation table total compensation under the methodology prescribed under the relevant rules as shown in the adjustment table below.

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EXECUTIVE COMPENSATION
	2020	2021	2022
Summary Compensation Table Total(a)	$6,265,215	$7,678,474	$5,339,054
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	$(3,237,499)	$(3,821,928)	$(4,313,664)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	$9,510,518	$4,378,373	$2,810,452
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(c)	$8,575,509	$3,268,349	$(5,766,804)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(c)	$—	$—	$—
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(c)	$1,443,700	$3,879,126	$(5,683,775)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(c)	$—	$—	$—
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—
Compensation Actually Paid	$22,557,443	$15,382,394	$(7,614,737)
(a)
We have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.

(b)
The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(c)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our PEO were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See “Stock-Based Compensation” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for additional details.

(4)
This figure is the average of the total compensation paid to our NEOs other than our PEO in each listed year, as shown in our Summary Compensation Table for such listed year. The names of the non-PEO NEOs in each year are listed in the table below.

2020	2021	2022
Paul C. Carbone	Paul C. Carbone	Paul C. Carbone
Bryan C. Barksdale	Bryan C. Barksdale	Michael J. McMullen
Kirk A. Zambetti	Kirk A. Zambetti	Bryan C. Barksdale
Hollie S. Castro	Hollie S. Castro	Kirk A. Zambetti
Hollie S. Castro
S. Faiz Ahmad

(5)
This figure is the average of compensation actually paid for our NEOs other than our PEO in each listed year. Compensation actually paid does not mean that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the table below, with the indicated figures showing an average of such figure for all NEOs other than our PEO in each listed year.

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EXECUTIVE COMPENSATION
	2020	2021	2022
Summary Compensation Table Total(a)	$1,624,573	$2,110,998	$1,587,779
Subtract Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year(b)	$(699,377)	$(1,096,615)	$(1,168,424)
Add Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year(c)	$2,054,491	$1,256,274	$715,860
Adjust for Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years(c)	$1,857,749	$705,730	$(469,716)
Adjust for Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year(c)	$—	$—	$—
Adjust for Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year(c)	$307,872	$844,449	$(811,726)
Subtract Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year(c)	$—	$—	$(1,093,949)
Add Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	$—	$—	$—
Compensation Actually Paid	$5,145,307	$3,820,836	$(1,240,176)
(a)
We have not reported any amounts in our Summary Compensation Table with respect to “Change in Pension and Nonqualified Deferred Compensation” and, accordingly, the adjustments with respect to such items prescribed by the pay-versus-performance rules are not relevant to our analysis and no adjustments have been made.

(b)
The amounts reflect the aggregate grant-date fair value reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(c)
In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards to our NEOs were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. We approached the determination of fair value in the same way as we historically have determined fair value and fair values as of each measurement date were determined using valuation assumptions and methodologies (including expected term, volatility, dividend yield, and risk-free interest rates) that are generally consistent with those used to estimate fair value at grant under US GAAP. See “Stock-Based Compensation” in the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for additional details.

(6)
Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and that all dividends are reinvested until the last day of each reported fiscal year.

(7)
The peer group used is the S&P 500 Apparel, Accessories & Luxury Goods Index, as used in the Company’s Stock Performance Graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and that all dividends are reinvested until the last day of each reported fiscal year.

(8)
The dollar amounts reported are the Company’s net income reflected in the Company’s audited financial statements for the applicable year.

(9)
In the Company’s assessment, Free Cash Flow is the financial performance measure that is the most important financial performance measure used by the company in 2022 to link compensation actually paid to performance. Please see the Compensation Discussion and Analysis section above for a further discussion of Free Cash Flow and how it is utilized in our executive compensation program.

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EXECUTIVE COMPENSATION
Tabular List of Performance Measures
The list below includes the four financial performance measures that in our assessment represent the most important financial performance measures used to link compensation actually paid to our NEOs, for 2022, to company performance.
Tabular List
Free Cash Flow
Relative Total Shareholder Return (TSR)
Net Sales
Adjusted Operating Income
Description of Relationships Between Compensation Actually Paid and Performance
The graphs below describe, in a manner compliant with the relevant rules, the relationship between Compensation Actually Paid and the individual performance measures shown.
Compensation Actually Paid Versus TSR

CAP vs. TSR
$196.87
$238.15
$118.78
$89.64
$95.08
$53.75
$22.6M
$5.1M
$15.4M
$3.8M
-$7.6M
-$1.2M
2020
2021
2022
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEO)
Company TSR
Peer Group TSR

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EXECUTIVE COMPENSATION
Compensation Actually Paid Versus Net Income
Compensation Actually Paid versus Free Cash Flow

CAP vs Free Cash Flow
$350.9M
$90.4M
$55.0M
$22.6M
$5.1M
$15.4M
$3.8M
-$7.6M
-$1.2M
2020
2021
2022
Compensation Actually Paid (PEO)
Avg. Compensation Actually Paid (Non-PEO NEO)
Free Cash Flow (millions)

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EXECUTIVE COMPENSATION

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of December 31, 2022:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by YETI Holdings, Inc. stockholders(1)	1,369,169(2)	$20.10(3)	2,290,080(4)
Equity compensation plans not approved by YETI Holdings, Inc. stockholders	—	—	—
Total	1,369,169	$20.10	2,290,080

(1)
Reflects both the YETI Holdings, Inc. 2012 Equity and Performance Incentive Plan, as amended and restated on June 20, 2018 (the “2012 Plan”), and the YETI Holdings, Inc. 2018 Equity and Incentive Compensation Plan (the “2018 Plan”), both of which were approved by our stockholders via written consent on September 26, 2018. As of October 25, 2018, the 2012 Plan is no longer in effect for new grants.

(2)
Includes an aggregate of 641,604 shares subject to outstanding options granted under the 2012 Plan or the 2018 Plan, as well as an aggregate of 669,055 restricted stock units that have been granted under the 2018 Plan and an aggregate of 58,510 deferred stock units that have been granted under the 2018 Plan. Each restricted stock unit or deferred stock unit is intended to be the economic equivalent of one share of our common stock. Shares of restricted stock do not constitute “options, warrants or rights” and therefore are excluded from this column.

(3)
The weighted-average exercise price does not include outstanding restricted stock units or deferred stock units.

(4)
These shares remain available for future issuance under the 2018 Plan, as the 2012 Plan is no longer in effect for new grants. In addition to options, restricted stock units and deferred stock units, other equity benefits that may be granted under the 2018 Plan include stock appreciation rights, restricted stock, performance shares, performance units, cash incentive awards, and certain other awards based on or related to shares of our common stock.

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AUDIT MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
The following table sets forth the estimated aggregate fees for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for fiscal 2022 and fiscal 2021, which were approved in compliance with the Audit Committee’s pre-approval policy described below.
	Fiscal 2022	Fiscal 2021
Audit Fees(1)	$1,330,088	$1,292,400
Audit-Related Fees	—	—
Tax Fees(2)	$440,610	$528,300
All Other Fees(3)	$174,500	$9,000
Total Fees	$1,945,198	$1,829,700
(1)
Audit fees represent amounts billed for professional services rendered in connection with the integrated audit of our annual financial statements and internal controls over financial reporting, and the review of our interim consolidated financial statements included in our quarterly reports filed with the SEC, and services normally provided by our independent registered public accounting firm in connection with statutory or regulatory filings or engagements, accounting consultations on matters addressed during the audit or interim reviews and SEC filings, including comfort letters, consents, and comment letters. The total Audit Fees for fiscal 2021 includes $200,000 in Audit Fees billed after March 21, 2022, the date that our proxy statement for our 2022 annual meeting of stockholders was filed with the SEC.

(2)
Tax fees represent amounts billed for tax advice, tax compliance and consulting.

(3)
Consists of fees for products and services provided by our independent registered public accounting firm that are not included in the categories above.

In considering the nature of the services provided by PwC, the Audit Committee determined that such services are compatible with the provision of independent audit services.
AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
It is the policy of the Audit Committee to pre-approve all audit engagement fees, terms and services and permissible non-audit services to be performed by our independent registered public accounting firm.
Annually, the Audit Committee reviews and, as it deems appropriate, pre-approves the anticipated audit, audit-related, tax and other services to be performed by the independent registered public accounting firm during the year. The Audit Committee reviews a description of the scope of services falling within pre-designated fee categories and imposes specific budgetary guidelines. The Audit Committee periodically reviews and pre-approves proposed additional services to be performed by the independent registered public accounting firm and related fees that are outside the scope of the services and fees pre-approved by the Audit Committee during its annual review. In order to respond to time-sensitive requests for services that may arise between regularly scheduled meetings, the Audit Committee delegates pre-approval authority to one or more of its members, who report any pre-approval decisions to the Audit Committee at its next scheduled meeting. During fiscal 2022, the Audit Committee did not approve any non-audit services pursuant to the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act.
AUDIT COMMITTEE REPORT
The following report of the Audit Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC or be subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, except to the extent that YETI specifically incorporates it by reference into such filing.
As provided in its charter, the purposes of the Audit Committee are to (a) assist the Board in fulfilling its oversight responsibilities with respect to (i) the integrity of YETI’s financial statements, (ii) YETI’s

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AUDIT MATTERS
compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications, independence and performance, and (iv) the performance of YETI’s internal audit function; (b) prepare the Audit Committee’s report to be included in YETI’s annual proxy statement; (c) advise and consult with management and the Board regarding the financial affairs of YETI; and (d) appoint, compensate, retain, dismiss and oversee the work of YETI’s independent auditors. Our principal responsibility is one of oversight. YETI’s management is responsible for the preparation, presentation and integrity of its financial statements and YETI’s independent registered public accounting firm, is responsible for auditing and reviewing those financial statements. YETI’s independent registered public accounting firm reports directly to the Audit Committee, which is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm.
In this context, we have reviewed and discussed YETI’s audited consolidated financial statements for the fiscal year ended December 31, 2022, with YETI’s management and PricewaterhouseCoopers LLP, YETI’s independent registered public accounting firm for fiscal 2022. This review included discussions with PricewaterhouseCoopers LLP regarding those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, we received from PricewaterhouseCoopers LLP the written disclosures and the letter required by the applicable requirements of the PCAOB regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and discussed with PricewaterhouseCoopers LLP its independence from YETI and its management.
Based on these reviews and discussions and the reports of PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in YETI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
The Audit Committee
Robert K. Shearer (Chair)
Alison Dean
Frank D. Gibeau
Dustan E. McCoy

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AUDIT MATTERS
PROPOSAL 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm retained to audit YETI’s financial statements. YETI’s independent registered public accounting firm for the fiscal year ended December 31, 2022 was PwC. Although stockholder ratification of this appointment is not required, as a matter of good corporate governance, the Audit Committee requests that stockholders ratify its appointment of PwC to serve as our independent registered public accounting firm for fiscal 2023. If the appointment is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if it determines that such a change would be in the best interests of YETI and its stockholders. The members of the Audit Committee and the Board believe that the Audit Committee’s appointment of PwC as YETI’s independent external auditor is in the best interests of YETI and its stockholders.
We expect that representatives of PwC will be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions.
✓
The Board unanimously recommends that stockholders vote “FOR” the ratification, on a non-binding basis, of the appointment of PwC as YETI’s independent registered public accounting firm for the fiscal year ending December 30, 2023.

68   |   YETI 2023 PROXY STATEMENT

STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common stock as of March 9, 2023 by the following:
•
each stockholder who beneficially owns more than 5% of our common stock;

•
each NEO (as defined in Compensation Discussion and Analysis);

•
each of our directors and director nominees; and

•
all of our current executive officers and directors as a group.

The number of shares beneficially owned by each stockholder, director or officer is determined in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as affected by applicable community property laws or as otherwise set forth in the footnotes below, all persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
5% Stockholders:
Blackrock, Inc.(2)	7,578,814	8.75%
Capital Research Global Investors(3)	9,338,004	10.78%
Capital World Investors(4)	4,435,256	5.12%
Vanguard Group(5)	7,953,540	9.18%
Wellington Management Group(6)	9,009,580	10.40%
Wasatch Advisors(7)	4,496,071	5.19%
Named Executive Officers, Directors and Director Nominees:
S. Faiz Ahmad	—	—
Bryan C. Barksdale(8)	75,617	*
Paul C. Carbone(9)	34,211	*
Hollie S. Castro(10)	16,722	*
Michael J. McMullen(11)	23,180	*
Matthew J. Reintjes(12)	602,516	*
Kirk A. Zambetti(13)	68,077	*
Tracey D. Brown(14)	3,689	*
Alison Dean(14)(15)	3,796	*
Frank D. Gibeau(14)	6,507	*
Mary Lou Kelley(14)	9,351	*
Dustan E. McCoy(14)(16)	19,278	*
Robert K. Shearer(14)	—	—
All current executive officers and directors as a group (12 persons)(12)(16)	812,011	*

*
Represents less than 1%.

(1)
Percentages based on 86,633,088 outstanding shares of our common stock on March 9, 2023.

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STOCK OWNERSHIP
(2)
Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G filed with the SEC on January 25, 2023 by Blackrock, Inc. (“Blackrock”). According to the Schedule 13G, as of December 31, 2022, Blackrock had sole voting power with respect to 7,398,259 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 7,578,814 shares and shared dispositive power with respect to 0 shares. The address of BlackRock is 55 East 52nd Street, New York, New York 10055.

(3)
Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G filed with the SEC on February 10, 2023 by Capital Research Global Investors is a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited. According to the Schedule 13G, as of December 31, 2022, Capital Research Global Investors had sole voting power with respect to 8,539,000 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 8,539,000 shares and shared dispositive power with respect to 0 shares. The address of Capital Research Global Investors is 333 South Hope Street, 55th Floor, Los Angeles, CA 90071.

(4)
Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on February 13, 2023 by Capital World Investors, a registered investment adviser and a division of Capital Research and Management Company, as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl and Capital International K.K. According to the Schedule 13G/A, as of December 31, 2022, Capitol World Investors had sole voting power with respect to 4,435,256 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 4,435,256shares and shared dispositive power with respect to 0 shares. The address of Capitol World Investors is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

(5)
Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2023 by The Vanguard Group (“Vanguard”). According to the Schedule 13G/A, as of December 31, 2022, Vanguard had sole voting power with respect to 0 shares, shared voting power with respect to 39,100 shares, sole dispositive power with respect to 7,829,307 shares and shared dispositive power with respect to 124,233 shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(6)
Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G/A filed with the SEC on February 9, 2023 by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. According to the Schedule 13G/A, as of December 31, 2022, Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP had sole voting power with respect to 0 shares, shared voting power with respect to 7,811,706 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 9,009,580 shares, and Wellington Management Company LLP had sole voting power with respect to 0 shares, shared voting power with respect to 7,808,041 shares, sole voting power with respect to 0 shares and shared dispositive power with respect to 8,768,933 shares. The shares of common stock are owned of record by clients of Wellington Investment Advisors, including Welling Management Company LLP. Wellington Investment Advisors Holdings LLP controls, directly or indirectly, the Wellington Investment Advisers, and is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address of Wellington Management Group LLP and its related entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, Massachusetts 02210.

(7)
Information regarding the number of shares beneficially owned is based on information contained in a Schedule 13G filed with the SEC on February 8, 2023 by Wasatch Advisors LP (“Wasatch”). According to the Schedule 13G/A, as of December 31, 2022, Wasatch had sole voting power with respect to 4,496,071 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 4,496,071 shares and shared dispositive power with respect to 0 shares. The address of Wasatch is 505 Wakara Way, Salt Lake City, Utah 84108.

(8)
Includes 47,293 shares of common stock that Bryan C. Barksdale has the right to acquire within 60 days of March 9, 2023 through the exercise of options.

(9)
Paul C. Carbone ceased serving as our SVP, Chief Financial Officer on October 28, 2022. The amount reported as beneficially owned by Mr. Carbone is based on information contained in the last Form 4 filed by Mr. Carbone with the SEC prior to the cessation of his employment, adjusted to give effect to subsequent transactions of which we are aware in connection with employment-related equity awards.

(10)
Hollie S. Castro ceased serving as our Chief Human Resources Officer & SVP of ESG on August 19, 2022. The amount reported as beneficially owned by Ms. Castro is based on information contained in the last Form 4 filed by Ms. Castro with the SEC prior to the cessation of her employment, adjusted to give effect to subsequent transactions of which we are aware in connection with employment-related equity awards.

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STOCK OWNERSHIP
(11)
Includes 11,444 shares of common stock that Michael J. McMullen has the right to acquire within 60 days of March 9, 2023 through the exercise of options.

(12)
Includes 500,750 shares of common stock that Matthew J. Reintjes has the right to acquire within 60 days of March 9, 2023 through the exercise of options.

(13)
Includes 34,968 shares of common stock that Kirk A. Zambetti has the right to acquire within 60 days of March 9, 2023 through the exercise of options.

(14)
Does not include shares of common stock underlying DSUs granted under the 2018 Plan, which will vest immediately prior to the Annual Meeting, but for which settlement will not occur until the earlier of (a) the date specified by the non-employee director in his or her deferral election form or (b) the six-month anniversary of the non-employee director’s cessation of service on the Board, as follows: Tracey D. Brown, 3,796, Alison Dean, 1,342; Frank D. Gibeau, 6,322; Mary Lou Kelley, 12,340; Dustan E. McCoy, 3,155; and Robert K. Shearer, 31,555.

(15)
Includes 2,393 shares of common stock that Alison Dean has the right to acquire within 60 days of March 9, 2023 through the vesting of RSUs.

(16)
Reflects 2,393 shares of common stock that Dustan E. McCoy has the right to acquire within 60 days of March 9, 2023 through the vesting of RSUs.

(17)
Includes 599,241 shares of common stock that current executive officers and directors have the right to acquire within 60 days of March 9, 2023 through the exercise of options or the vesting of RSUs.

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STOCK OWNERSHIP

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires YETI’s executive officers and directors, and persons who own more than ten percent of a registered class of YETI’s equity securities, to file initial reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Based on a review of our records and other information, we believe that all Section 16(a) filing requirements were met during fiscal 2022 except as described herein. On May 5, 2022, Messrs. Gibeau and Shearer and Ms. Kelley elected to forego certain cash compensation in exchange for an award of 1,844, 3,589 and 1,844 DSUs, respectively. Forms 4 reporting each of these transactions were filed with the SEC on March 17, 2023.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a summary of transactions that occurred on or after January 1, 2022, to which we were a party, in which the amount involved exceeds $120,000 and in which any of our executive officers, directors, or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest.
REGISTRATION RIGHTS AGREEMENT
In connection with our IPO, we entered into a registration rights agreement with Cortec Group Fund V, L.P., Roy J. Seiders, Ryan R. Seiders, certain of their respective affiliates, and certain other stockholders, which was subsequently amended in May 2019 and December 2019 (the “Registration Rights Agreement”). Under the terms of the Registration Rights Agreement, certain of the parties thereto (each, a “Rights Holder” and, collectively, the “Rights Holders”) may demand registration of, or an underwritten offering of, all or a portion of its common stock. If a Rights Holder demands registration or an underwritten offering, the other stockholders party thereto may request that up to all of their shares of common stock be included such registration statement or underwritten offering, as the case may be. In each case, the amount registered under the demand registration or offered in an underwritten offering is subject to certain limitations and conditions, including that (i) we are not obligated to effectuate more than four demand registrations or underwritten offerings in any 12-month period and (ii) any demand registration or underwritten offering must be for an anticipated aggregate offering price of at least $250 million. In addition, in the event that we register additional shares of common stock or any series of preferred stock for sale to the public, we will be required to give notice of such registration to the other parties to the Registration Rights Agreement and, subject to certain limitations, include shares of common stock held by them in the registration. We are responsible for paying all registration expenses and expenses associated with an underwritten offering in connection with any registration or underwritten offering pursuant to the registration rights agreement (including the costs associated with this registration), excluding any underwriting fees, commissions, discounts and allowances and related legal fees. The Registration Rights Agreement includes customary indemnification provisions in favor of the stockholders party thereto against certain losses and liabilities arising out of or based upon any filing or other disclosure made by us under the securities laws relating to any such registration. The Registration Rights Agreement is filed as an exhibit to our Annual Report on form 10-K filed with the SEC on February 27, 2023, and the description herein is qualified by reference to such agreement.
POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS
Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving or disapproving “Related Person Transactions.” Pursuant to our policy, Related Person Transactions are, subject to the exclusions described below, transactions, arrangements or relationships between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person is determined to have, have had, or expects to have a direct or indirect material interest or transactions, arrangements or relationships that would cast into doubt the independence of a director, would present the appearance of a conflict of interest between us and related persons or is otherwise prohibited by law, rule or regulation. Our policy specifically excludes the following from the definition of Related Person Transaction: (a) compensation to a director or executive officer that is or will be disclosed in YETI’s proxy statement; (b) compensation to an executive officer who is not an immediate family member of a director or of another executive officer that has been approved by the Compensation Committee or the Board; (c) a transaction in which the rates or charges involved are

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STOCK OWNERSHIP
determined by competitive bids, or which involves rates or charges fixed in conformity with law or governmental authority; (d) a transaction that involves services as a bank depositary of funds, transfer agent, registrar, indenture trustee or similar services; (e) a transaction in which the related person’s interest arises solely from the ownership of YETI stock and all stockholders receive the same benefit on a pro rata basis; and (f) a transaction entered into or consummated prior to the date of our IPO. Our policy regarding Related Person Transactions provides that a related person is: (a) any person who has served as a director or an executive officer of YETI at any time during the last fiscal year; (b) any person whose nomination to become a director has been presented in a proxy statement relating to the election of directors since the beginning of the last fiscal year; (c) any person who was at any time during the last fiscal year an immediate family member of any of the persons listed in (a) and (b) of this sentence; or (d) any person or any immediate family member of such person who is known to us to be the beneficial owner of more than 5% of YETI’s stock at the time of the transaction
The Audit Committee will report its action with respect to any Related Person Transaction to the Board. In the event that any Related Person Transaction is approved by the Audit Committee, such transaction will be disclosed in our proxy statement for the next annual meeting of stockholders following such approval.

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ADDITIONAL INFORMATION
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Why am I receiving this Proxy Statement?
You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board of YETI to be voted at the Annual Meeting (and at any adjournment or postponement of the Annual Meeting), for the purposes set forth in the Annual Meeting Notice.
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy in a written document, that document is also called a proxy (or proxy card). Dustan E. McCoy and Robert K. Shearer have been designated as the proxy holders in connection with the Board’s solicitation of proxies for the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
Holders of shares of YETI’s common stock at the close of business on March 9, 2023, which is the date that the Board has designated as the record date for the Annual Meeting (the “Record Date”), are entitled to vote their shares at the Annual Meeting. As of the Record Date, there were 86,633,088 shares of our common stock issued and outstanding. Each share of YETI’s common stock entitles its holder to one vote on each matter to be acted on at the Annual Meeting.
How many shares must be present to hold the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the chair of the Annual Meeting or, if directed by the chair of the Annual Meeting, holders of a majority of the issued and outstanding shares of our common stock present, in person or by proxy at the Annual Meeting and entitled to vote thereon, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.
What am I voting on and what are the Board voting recommendations?
See page 1 of this Proxy Statement under “Proxy Summary — Matters To Be Voted On.”
Can other matters be decided at the Annual Meeting?
Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Annual Meeting Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the proxy holders appointed by the Board to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.
How can I vote?
See page 1 of this Proxy Statement under “Proxy Summary — How To Vote.”
Can I change my proxy vote?
If you are stockholder of record, you can change your proxy vote or revoke your proxy at any time before the Annual Meeting by:
•
returning a signed proxy card with a later date;

•
authorizing a new vote electronically through the Internet or by telephone; or

•
delivering a written revocation of your proxy to Bryan C. Barksdale, Senior Vice President, General Counsel and Secretary, YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735 before your original proxy is voted at the Annual Meeting.

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ADDITIONAL INFORMATION
Your attendance at the Annual Meeting will not, by itself, constitute revocation of a proxy. Unless you attend the Annual Meeting and vote your shares at the Annual Meeting, you should change your vote using the same method (by Internet, telephone or mail) that you first used to vote your shares. This will help the inspector of election for the Annual Meeting verify your latest vote.
If you are a beneficial owner of shares, you can submit new voting instructions by contacting your broker, bank or other nominee. You also can vote at the Annual Meeting by using the control number on your proxy card, voting instruction form, or Notice of Internet Availability.
What if I return my proxy card but do not provide voting instructions?
Proxies that are signed and returned but do not contain voting instructions will be voted:
•
FOR ALL to elect each of the three Class II director nominees listed in this Proxy Statement (Proposal 1);

•
FOR the approval of the compensation paid to YETI’s named executive officers (Proposal 2);

•
FOR the ratification of the appointment of PWC as YETI’s independent registered public accounting firm for the fiscal year ending December 30, 2023 (Proposal 3); and

•
In the discretion of the named proxy holders if any other matters are properly brought before the Annual Meeting.

Will my shares be voted if I don’t provide my proxy or instruction card?
Registered Stockholders
If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, by telephone, by mail, or vote in person at the Annual Meeting.
Plan Participants
If you are a participant in our employee 401(k) plan and you do not provide timely directions to the plan trustee, shares allocated to your account(s) will be voted by the plan trustee depending on the terms of your plan and other legal requirements.
Beneficial Owners
Brokers who hold shares in street name for consumers are required to vote shares in accordance with instructions received from the beneficial owners. Rule 452 of the NYSE restricts when brokers who are record holders of shares may exercise discretionary authority to vote those shares in the absence of instructions from beneficial owners. Brokers are not permitted to vote on non-discretionary items such as the election of directors, executive compensation and other significant matters without instructions from the beneficial owner, although brokers will be permitted to vote on discretionary items such as auditor ratification. As a result, if you do not submit voting instructions to your broker and your shares are held in street name, your brokerage firm cannot vote your shares on Proposals 1 and 2, which are considered non-discretionary matters, but may vote your shares on Proposal 3, which is considered a discretionary matter. If your broker exercises this discretion to vote your shares on Proposal 3, your shares will constitute “broker non-votes” on Proposal 1 and Proposal 2.
Multiple Forms of Ownership
YETI cannot provide a single proxy or instruction card for stockholders who own shares in multiple forms as registered stockholders, plan participants or beneficial owners. As a result, if your shares are held in multiple types of accounts, you must submit your votes for each type of account in accordance with the instructions you receive for that account.
What is the vote required for each proposal?
For Proposal 1, the election of the Class II directors, you may vote “For All” director nominees or withhold your vote for any one or more of the director nominees. Under our Bylaws, director nominees are elected by a plurality of the votes cast by holders of the shares of our common stock entitled to vote in the

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ADDITIONAL INFORMATION
election of directors at a meeting of stockholders at which a quorum is present. Withheld votes and broker non-votes will have no effect on the election of directors. This means that the individuals nominated for election to the Board who receive the most affirmative votes (among votes properly cast in person or by proxy) will be elected.
For Proposal 2, you may vote “For” or “Against” or abstain from voting. Under our Bylaws, the affirmative vote of a majority of the shares of common stock cast affirmatively or negatively on the proposal by holders present or represented at the Annual Meeting is required to approve the compensation paid to our named executive officers. Abstentions and broker non-votes will not be considered as votes cast and, as a result, will not have any effect on the proposal.
For Proposal 3, you may vote “For” or “Against” or abstain from voting. Under our Bylaws, the affirmative vote of a majority of the shares of common stock cast affirmatively or negatively on the proposal by holders present or represented at the Annual Meeting is required to ratify the appointment of our independent registered public accounting firm. Abstentions will not be considered as votes cast and, as a result, will not have any effect on the proposal. Because the ratification of the appointment of the independent auditor is considered a “routine” matter, we do not anticipate any broker non-votes with respect to Proposal 3.
When did YETI begin mailing the Proxy Notice and first make available this Proxy Statement and form of proxy to stockholders?
We began mailing the Proxy Notice, and first made available this Proxy Statement and the accompanying form of proxy to our stockholders, on or about March 20, 2023.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc., our transfer agent, will tabulate the votes and act as the inspector of election.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspectors of election and disclosed by YETI in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.
What is “householding” and how does it affect me?
With respect to eligible stockholders who share a single address and did not receive a Proxy Notice, we are sending only one Proxy Statement and Annual Report to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement or Annual Report in the future, he or she may contact Investor Relations, YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735 or call (512) 271-6332 and ask for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement and the Annual Report can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.
We hereby undertake to deliver promptly, upon written or oral request, a copy of this Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.
Who bears the cost of this proxy solicitation?
The cost of preparing, assembling, posting on the Internet, printing and mailing the Proxy Notice, Annual Meeting Notice, Annual Report, this Proxy Statement, and the form of proxy, as well as the reasonable costs of forwarding solicitation materials to the beneficial owners of shares of our common stock, and other costs of solicitation, will be borne by YETI. Officers and employees of YETI may solicit proxies, either through personal contact or by mail, telephone or other electronic means. These officers and employees will not receive additional compensation for soliciting proxies, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, with shares

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ADDITIONAL INFORMATION
of our common stock registered in their names, will be requested to forward solicitation materials to the beneficial owners of such shares of our common stock.
Can I find additional information on YETI’s website?
Yes. Although the information contained on our website is not part of this Proxy Statement, you will find information about YETI and our corporate governance practices under “Governance” in the Investor Relations section of our website, www.YETI.com. Our website contains information about the Board, Board committees, Charter, Bylaws, Code of Business Conduct, Corporate Governance Guidelines and information about insider transactions. Stockholders may obtain, without charge, hard copies of the above documents by writing to YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735, Attn: Investor Relations.

DIRECTOR NOMINATIONS AND STOCKHOLDER PROPOSALS
Any stockholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2024 Annual Meeting of Stockholders must comply with the procedural and other requirements set forth in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in our proxy statement for the 2024 Annual Meeting of Stockholders, the proposal must be received by our Secretary at our principal executive offices no later than November 21, 2023.
In addition, any stockholder who intends to submit a proposal for consideration at our 2024 Annual Meeting of Stockholders, but not for inclusion in our proxy statement, or who intends to submit nominees for election as directors at the Annual Meeting must notify our Secretary in writing. Under our Bylaws, such written notice must (a) be received at our principal executive offices no earlier than January 5, 2024 and no later than the close of business on February 4, 2024, and (b) satisfy specified requirements set forth in our Bylaws.
Further, any stockholder who intends to solicit proxies in support of director nominees other than the Board’s nominees at our 2024 Annual Meeting must deliver written notice to YETI setting forth the information required by Rule 14a-19 under the Exchange Act, unless the required information has been provided in a preliminary or definitive proxy statement previously filed by the stockholder. Such written notice must be provided in accordance with Rule 14a-19 no later than March 5, 2024. However, if the date of the 2024 Annual Meeting changes by more than 30 days from the date of this year’s Annual Meeting, written notice must be received by the later of 60 days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made. The notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under our Bylaws as described above.

ANNUAL REPORT
You may obtain a copy of YETI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 without charge by sending a written request to YETI Holdings, Inc., 7601 Southwest Parkway, Austin, Texas 78735, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.YETI.com.

OTHER BUSINESS
The Board is not aware of any other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named as proxy holders will have discretion to vote the proxy in accordance with applicable law and their judgment on such matters.

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ADDITIONAL INFORMATION
By Order of the Board of Directors,
Bryan C. Barksdale
Senior Vice President, General Counsel and Secretary
Dated: March 20, 2023

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APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
This Proxy Statement refers to “adjusted net sales,” “adjusted gross profit,” “adjusted gross margin,” “adjusted operating income,” “adjusted operating margin,” “adjusted net income,” and “adjusted net income per diluted share” which are not defined by generally accepted accounting principles (“GAAP”) and are considered non-GAAP financial measures, as defined by SEC Regulation G. For each of these non-GAAP financial measures, we have provided below a reconciliation of the differences between the non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. We believe these non-GAAP financial measures may be useful in evaluating our financial information and comparing year-over-year performance, and we have incorporated adjusted net sales and adjusted operating income as a performance measure in our STIP. However, these measures should not be considered in isolation and should be viewed in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP. In addition, our non- GAAP financial information may not be comparable to similarly titled measures reported by other companies.
The following table provides a numerical reconciliation of these non-GAAP financial measures (in millions, except for per share amounts):
	2018	2019	2020	2021	2022
Net sales	$778.8	$913.7	$1,091.7	$1,411.0	$1,595.2
Product recalls(1)	—	—	—	—	38.4
Adjusted net sales	$778.8	$913.7	$1,091.7	$1,411.0	$1,633.6

Gross margin	$383.1	$475.3	$628.8	$816.1	$763.4
Product recalls(1)	—	—	—	—	97.0
Adjusted gross margin	$383.1	$475.3	$628.8	$816.1	$860.4
Adjusted gross profit	49.2%	52.0%	57.6%	57.8%	52.7%
Note: Amounts may recalculate due to rounding.
(1)
Represents adjustments and charges associated with the proposed voluntary product recalls. For fiscal 2022, these include a reduction to net sales for estimated future refunds of $38.4 million; and recorded costs in costs of goods sold primarily associated with inventory write-offs and estimated future product replacement and logistics costs of $58.6 million.

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APPENDIX A
	2018	2019	2020	2021	2022
Operating income	$102.2	$89.8	$214.2	$274.9	$126.4
Non-cash stock-based compensation expense(1)	13.2	52.3	9.0	15.5	17.8
Long-lived asset impairment	1.2	0.6	1.1	2.5	1.2
Product recalls(2)	—	—	—	—	128.9
Business optimization expense(3)	—	—	—	2.2	—
Investments in new retail locations and international market expansion(4)	0.8	—	—	—	—
Transition to Cortec majority ownership(5)	0.8	—	—	—	—
Transition to the ongoing senior management team(6)	1.8	—	—	—	—
Transition to a public company(7)	4.2	—	—	—	—
Adjusted operating income	$124.2	$142.7	$224.3	$295.1	$274.3
% of Adjusted net sales	15.9%	15.6%	20.5%	20.9%	16.8%

Net income	$57.8	$50.4	$155.8	$212.6	$89.7
Non-cash stock-based compensation expense(1)	13.2	52.3	9.0	15.5	17.8
Long-lived asset impairment	1.2	0.6	1.1	2.5	1.2
Product recalls(2)	—	—	—	—	128.9
Business optimization expense(3)	—	—	—	2.2	—
Other expense (income)(8)	1.3	0.7	(0.1)	3.2	5.7
Investments in new retail locations and international market expansion(4)	0.8	—	—	—	—
Transition to Cortec majority ownership(5)	0.8	—	—	—	—
Transition to the ongoing senior management team(6)	1.8	—	—	—	—
Transition to a public company(7)	4.2	—	—	—	—
Tax impact of adjusting items(9)	(5.4)	(12.3)	(2.4)	(5.7)	(37.6)
Adjusted net income	$75.6	$91.8	$163.3	$230.3	$205.7
% of Adjusted net sales	9.7%	10.0%	15.0%	16.3%	12.6%

Adjusted net income per diluted share	$0.91	$1.06	$1.86	$2.60	$2.36
Weighted average common shares outstanding – diluted	83.5	86.3	87.8	88.7	87.2
Note: Amounts may recalculate due to rounding.
(1)
Includes $40.7 million of one-time non-cash stock-based compensation expense related to pre-IPO restricted stock units (“PRSUs”) that vested and were fully recognized in fiscal 2019. The vesting of the PRSUs was triggered when Cortec, our majority stockholder at the time, ceased to own more than 35% of the voting power of our outstanding common stock following the closing of our November 2019 secondary offering.

(2)
Represents adjustments and charges associated with the proposed voluntary product recalls. For fiscal 2022, these include a reduction to net sales for estimated future refunds of $38.4 million; recorded costs in costs of goods sold primarily associated with inventory write-offs and estimated future product replacement and logistics costs of $58.6 million; and operating expenses of $31.9 million associated with recall-related costs.

(3)
Represents start-up costs, transition and integration charges associated with our new distribution facility in Memphis, Tennessee, and costs to exit our distribution facility in Dallas, Texas.

(4)
Represents retail store pre-opening expenses and costs for expansion into new international markets.

(5)
Represents management service fees paid to Cortec, our majority stockholder at the time. The management services agreement with Cortec was terminated immediately following the completion of our initial public offering in October 2018.

(6)
Represents severance, recruiting, and relocation costs related to the transition to our ongoing senior management team.

(7)
Represents fees and expenses in connection with our transition to a public company, including consulting fees, recruiting fees, salaries, and travel costs related to members of our Board of Directors, fees associated with Sarbanes-Oxley Act compliance, incremental audit and legal fees associated with being a public company.

(8)
Other expense (income) primarily consists of realized and unrealized foreign currency gains and losses on

80   |   YETI 2023 PROXY STATEMENT

APPENDIX A
intercompany balances that arise in the ordinary course of business. Fiscal 2018, fiscal 2019, and fiscal 2020 includes the impact of the loss on prepayment, modification and extinguishment and extinguishment of debt.
(9)
Represents the tax impact of adjustments calculated at an expected statutory tax rate of 24.5% for fiscal 2020, fiscal 2021 and fiscal 2022, 22.9% for fiscal 2019, and 23.3% for fiscal 2018. For Fiscal 2019, the tax impact of adjustments is net of a $0.9 million discrete income tax expense related to the recognition of $40.7 million one-time non-cash stock-based compensation expense associated with pre-IPO PRSUs that vested and were fully recognized in fiscal 2019.

	2022			2021
	Net Sales	Product Recalls(1)	Adjusted Net Sales	Net Sales	Product Recalls	Adjusted Net Sales
Channel
Wholesale	$677.5	$32.2	$709.8	$626.3	$—	$626.3
Direct-to-consumer	917.7	6.2	923.9	784.7	—	784.7
Total	$1,595.2	$38.4	$1,633.6	$1,411.0	$—	$1,411.0

Category
Coolers & Equipment	$612.5	$38.4	$650.9	$551.9	$—	$551.9
Drinkware	947.2	—	947.2	832.4	—	832.4
Other	35.5	—	35.5	26.7	—	26.7
Total	$1,595.2	$38.4	$1,633.6	$1,411.0	$—	$1,411.0
Note: Amounts may recalculate due to rounding.
(1)
Represents adjustments and charges associated with the proposed voluntary product recalls. For fiscal 2022, these include a reduction to net sales for estimated future refunds of $38.4 million.

YETI 2023 PROXY STATEMENT   |   81

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YETI HOLDINGS, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/YETI2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V02033-P87560 KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. YETI HOLDINGS, INC. The Board of Directors recommends you vote FOR ALL to elect each Class II director nominee named in Proposal 1. ! ! ! 1. Election of three Class II directors Nominees: 01) Mary Lou Kelley 02) Dustan E. McCoy 03) Robert K. Shearer For Against Abstain The Board of Directors recommends you vote FOR proposals 2 and 3. ! ! ! 2. Approval, on an advisory basis, of the compensation paid to our named executive officers. ! ! ! 3. Ratification of the appointment of PricewaterhouseCoopers LLP as YETI Holdings, Inc.’s independent registered public accounting firm for the fiscal year ending December 30, 2023. NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of Annual Meeting of Stockholders, Proxy Statement and 2022 Annual Report to Stockholders are available at www.proxyvote.com.V02034-P87560YETI HOLDINGS, INC.2023 Annual Meeting of StockholdersMay 4, 2023 8:00 A.M. CDTThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Dustan E. McCoy and Robert K. Shearer, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as provided on the reverse side, with all the powers which the undersigned would possess if personally present, all of the shares of common stock of YETI Holdings, Inc. that the undersigned is/are entitled to vote at the 2023 Annual Meeting of Stockholders to be held at 8:00 A.M., CDT, on May 4, 2023, at www.virtualshareholdermeeting.com/YETI2023, and any adjournment or postponement thereof.The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, the shares represented by this proxy will be voted "For All" of the nominees in the election of three Class II directors and "For" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2023 Annual Meeting of Stockholders.Continued and to be signed on reverse side